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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Matthew J. Beck

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Alambic Small Cap Value Plus Fund (ALAMX)

Alambic Small Cap Growth Plus Fund (ALGSX)

Alambic Mid Cap Value Plus Fund (ALMVX)

Alambic Mid Cap Growth Plus Fund (ALMGX)

Annual Report

August 31, 2018

ALAMBIC FUNDS LETTER TO SHAREHOLDERS	October 2018

Dear Alambic Funds Shareholder:

We are once again pleased to present you with the Alambic Funds’ Annual Report for our fiscal year ended August 31, 2018. This has been an interesting period in the US equity markets and, while portfolio management has been challenging, opportunities for small and mid-cap investors are plentiful for managers with the right strategy. We are honored to have had your support over the past year while we continued to refine our portfolios and validate our belief that a long-term view and disciplined systematic approach to fundamental investing will reward patient, value-focused investors.

The past fiscal year has been dominated first by the expectation, and then reality, of tax cuts, which drove multiples to near historical highs. During this period of “risk on” trading, growth and momentum stocks have consistently outperformed value stocks, and valuation has diminished as a return forecasting factor. Recent concerns over rising inflation, tighter Fed policy, and trade related conflicts have introduced higher volatility. However, volatility has dropped once again as investors appear to ignore the macro challenges for the time being.

Currently, US equities remain broadly expensive vs. history, with every size segment trading at double digit premiums to their historical median valuations. Earnings growth in many cases justifies current levels, but with shares being priced for near perfect results, many firms, particularly in the rapid growth sectors, are vulnerable to disappointing news. It appears that this is not a very popular bull market and, while the equity market keeps rising, investors seem to be focused on what will take the market lower instead of higher.

Performance Review

Alambic Small Cap Value Plus Fund (“ALAMX”)

For the fiscal year ended 8/31/2018, ALAMX delivered a total return of 19.36%, compared to the 20.05% return for its benchmark, the Russel 2000 Value® Index. At the end of the fiscal year, this fund was placed in the 42nd percentile of its small cap value peers according to Morningstar. The Fund’s portfolio is managed with a focus on equities that are attractive from a fundamental value perspective and have a very low allocation to growth or momentum stocks. The Fund’s portfolio also tends to have a bias more towards smaller small cap stocks than most of our peer managers, and we tend to be underweight in the financial sector as well. The Funds’ portfolios continue to be built with a systematic, disciplined risk-controlled process, with the goal of delivering excess returns over time.

With the exception of periods where our underweight in financials hurt our performance, we have generally either tracked or beat our benchmark index, the Russell 2000 Value Index. Given that we use almost no growth or momentum factors for this portfolio during the selection process, we are happy with our returns.

Alambic Small Cap Growth Plus Fund (“ALGSX”)

For the fiscal year ended 8/31/2018, ALGSX delivered a total return of 21.31%, compared to the 30.72% return for its benchmark, the Russell 2000 Growth® Index. The Fund’s portfolio Is managed with a focus on smaller market cap equities that score well on traditional growth factors, such as sales growth, cash flow growth and book value growth. Given our fundamental value bias, we also include value-oriented stocks with certain growth characteristics, which results in our characteristic “value tilt.” Thus, we expect the Fund’s portfolio to outperform its benchmark during market cycles where value stocks outperform growth stocks. During periods where the value and growth stocks’ relative performance is roughly equivalent, we would expect our performance to exceed the benchmark over time, but by a lesser amount. Since inception, this fund has delivered an average annual total return of 18.33%.

Over the past 12 months, growth stocks have consistently outperformed value stocks. Our value bias in this fund relative to other small cap growth funds is reflected in its underperformance this year relative to its benchmark and its peer group. As growth stocks are now very expensive relative to value and earnings, we are broadening out across both sectors and expect this market trend to begin to reverse.

Alambic Mid Cap Value Plus Fund (“ALMVX”)

For the fiscal year ended 8/31/2018, ALMVX delivered a total return of 12.46%, compared to the 12.67% return for its benchmark, the Russell Mid Cap Value® Index. We manage the Fund’s portfolio without the traditional biases of our small cap funds relating to value factors and portfolio average market caps. Our focus on fundamental value stock selection, and the fact that we have avoided intentional portfolio biases, has resulted in returns during the past year that have often exceeded the benchmark.

As this fund was launched less than 2 years ago, its net assets are significantly lower than our small cap funds and, as a result, we carry fewer positions. This results in less diversification than the two small cap funds we manage, and sector weights and individual stocks can have a greater proportional impact on ALMVX’s performance than in those other funds. In the past year, occasional disappointing stock picks had a measurable impact on the fund’s performance, which would have been substantially reduced with a larger number of positions. Although we are pleased with the performance of this fund, we expect performance variability relative to its benchmark to decline as net assets increase.

Alambic Mid Cap Growth Plus Fund (“ALMGX”)

For the fiscal year ended 8/31/2018, ALMGX delivered a total return of 15.56%, compared to the 25.06% return for its benchmark, the Russell Mid Cap Growth® Index. Consistent with our small cap growth fund, the Fund’s portfolio has a significant position in mid cap growth stocks, but also includes a significant number of value stocks that have certain growth characteristics. On a style basis, this fund is intentionally aligned more towards mid-cap core than mid cap growth. We expect this value bias to negatively impact the portfolio in strong growth/momentum driven markets, and this is what we experienced during the fiscal year. Conversely, we believe this fund should perform well relative to its benchmark in strong value driven markets.

As with the mid cap growth fund, this fund also has relatively low net assets and, thus, a considerably smaller number of positions than the small cap funds we manage. As it is difficult to maintain similar sector and market segment weights in this fund relative to its benchmark because of its small size, sector and segment imbalances are amplified.

We now have a three-year track record with the Alambic Small Cap Value Fund. We are developing a deeper understanding of how this fund, along with our more recent funds, performs in different market conditions. In some cases, we have tweaked our model to achieve a lower tracking error to our benchmarks, but in most cases, we will promote each fund with the knowledge of its individual idiosyncrasies. We prefer to rely on our model’s long-term predictive characteristics and our systematic approach and will resist reacting to portfolio effects we see in the “rear view mirror.” We will continue to work on building optimal portfolios that will provide attractive returns over time, relative to each fund’s benchmark and its peers.

Thank you for your ongoing trust and commitment.

Sincerely

Albert Richards	Brian Thompson	Rob Slaymaker
CEO	CRO	Partner

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-890-8988.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus, please visit our website at http://alambicfunds.com or call 1-888-890-8988 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Alambic Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time and may no longer be held by the Funds. For a complete list of securities held by the Funds as of August 31, 2018, please see the Schedule of Investments sections of the Annual Report. The opinions of the Funds’ Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

ALAMBIC SMALL CAP VALUE PLUS FUND
PERFORMANCE INFORMATION
August 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Alambic Small Cap Value Plus Fund versus the
Russell 2000® Value Index.

Average Annual Total Returns (for the periods ended August 31, 2018)
	1 Year	Since Inception(b)
Alambic Small Cap Value Plus Fund(a)	19.36%	14.53%
Russell 2000® Value Index	20.05%	16.84%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund Shares.
(b)	Commencement of operations for Alambic Small Cap Value Plus Fund was September 1, 2015.

ALAMBIC SMALL CAP GROWTH PLUS FUND
PERFORMANCE INFORMATION
August 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Alambic Small Cap Growth Plus Fund versus the
Russell 2000® Growth Index.

Average Annual Total Returns (for the periods ended August 31, 2018)
	1 Year	Since Inception(b)
Alambic Small Cap Growth Plus Fund(a)	21.31%	18.33%
Russell 2000® Growth Index	30.72%	18.61%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund Shares.
(b)	Commencement of operations for Alambic Small Cap Growth Plus Fund was December 29, 2015.

ALAMBIC MID CAP VALUE PLUS FUND
PERFORMANCE INFORMATION
August 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Alambic Mid Cap Value Plus Fund versus the
Russell Mid Cap Value Index.

Average Annual Total Returns (for the periods ended August 31, 2018)
	1 Year	Since Inception(b)
Alambic Mid Cap Value Plus Fund(a)	12.46%	10.52%
Russell Mid Cap Value Index	12.67%	10.17%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund Shares.
(b)	Commencement of operations for Alambic Mid Cap Value Plus Fund was December 29, 2016.

ALAMBIC MID CAP GROWTH PLUS FUND
PERFORMANCE INFORMATION
August 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Alambic Mid Cap Growth Plus Fund versus the
Russell Mid Cap Growth Index.

Average Annual Total Returns (for the periods ended August 31, 2018)
	1 Year	Since Inception(b)
Alambic Mid Cap Growth Plus Fund(a)	15.56%	15.44%
Russell Mid Cap Growth Index	25.06%	23.27%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund Shares.
(b)	Commencement of operations for Alambic Mid Cap Growth Plus Fund was December 29, 2016.

ALAMBIC SMALL CAP VALUE PLUS FUND
PORTFOLIO INFORMATION
August 31, 2018 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
ARC Document Solutions, Inc.	2.6%
Tredegar Corporation	2.5%
DSP Group, Inc.	2.3%
Xcerra Corporation	2.2%
Tower International, Inc.	2.0%
Bridgepoint Education, Inc.	1.9%
Speedway Motorsports, Inc.	1.8%
Ooma, Inc.	1.8%
Nautilus, Inc.	1.6%
Acacia Research Corporation	1.6%

ALAMBIC SMALL CAP GROWTH PLUS FUND
PORTFOLIO INFORMATION
August 31, 2018 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Xcerra Corporation	3.0%
Tredegar Corporation	2.2%
Commercial Vehicle Group, Inc.	2.1%
Tower International, Inc.	1.9%
DSP Group, Inc.	1.9%
Pfenex, Inc.	1.7%
Luminex Corporation	1.7%
EVERTEC, Inc.	1.7%
Natural Grocers by Vitamin Cottage, Inc.	1.7%
XO Group, Inc.	1.6%

ALAMBIC MID CAP VALUE PLUS FUND
PORTFOLIO INFORMATION
August 31, 2018 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Archer-Daniels-Midland Company	2.7%
AGCO Corporation	2.6%
Bio-Rad Laboratories, Inc. - Class A	2.4%
Xerox Corporation	2.3%
Allison Transmission Holdings, Inc.	2.1%
Hewlett Packard Enterprise Company	2.0%
United States Cellular Corporation	2.0%
Textron, Inc.	1.8%
Hunstman Corporation	1.7%
Viacom, Inc. - Class B	1.6%

ALAMBIC MID CAP GROWTH PLUS FUND
PORTFOLIO INFORMATION
August 31, 2018 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
AGCO Corporation	2.8%
Xerox Corporation	2.2%
Bio-Rad Laboratories, Inc. - Class A	2.2%
Allison Transmission Holdings, Inc.	2.2%
Hewlett Packard Enterprise Company	2.2%
WestRock Company	1.9%
CA, Inc.	1.8%
Archer-Daniels-Midland Company	1.7%
Zebra Technologies Corporation - Class A	1.7%
Laureate Education, Inc. - Class A	1.6%

ALAMBIC SMALL CAP VALUE PLUS FUND SCHEDULE OF INVESTMENTS August 31, 2018
COMMON STOCKS — 95.3%	Shares	Value
Consumer Discretionary — 17.4%
Auto Components — 3.1%
Stoneridge, Inc. (a)	781	$23,375
Tenneco, Inc.	250	10,698
Tower International, Inc.	2,000	67,600
		101,673
Distributors — 0.2%
VOXX International Corporation (a)	1,459	7,879

Diversified Consumer Services — 4.3%
American Public Education, Inc. (a)	600	20,850
Bridgepoint Education, Inc. (a)	5,455	64,151
K12, Inc. (a)	2,450	40,572
Laureate Education, Inc. - Class A (a)	1,100	17,567
		143,140
Hotels, Restaurants & Leisure — 2.5%
Carrols Restaurant Group, Inc. (a)	200	3,160
Potbelly Corporation (a)	1,487	20,149
Speedway Motorsports, Inc.	3,400	60,826
		84,135
Household Durables — 1.2%
Bassett Furniture Industries, Inc.	380	8,873
Flexsteel Industries, Inc.	834	29,757
		38,630
Leisure Products — 1.6%
Nautilus, Inc. (a)	3,587	52,550

Media — 3.5%
Gannett Company, Inc.	1,700	17,476
Lee Enterprises, Inc. (a)	17,729	50,528
MSG Networks, Inc. - Class A (a)	1,165	28,309
Townsquare Media, Inc. - Class A (a)	300	2,679
tronc, Inc. (a)	1,012	16,698
		115,690
Specialty Retail — 0.5%
Ascena Retail Group, Inc. (a)	2,100	9,618
Citi Trends, Inc.	200	6,188
		15,806
Textiles, Apparel & Luxury Goods — 0.5%
Movado Group, Inc.	200	8,520
Vera Bradley, Inc. (a)	472	6,919
		15,439

See accompanying notes to financial statements.

ALAMBIC SMALL CAP VALUE PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.3% (Continued)	Shares	Value
Consumer Staples — 6.7%
Beverages — 0.5%
Boston Beer Company, Inc. (The) - Class A (a)	20	$6,063
Coca-Cola Bottling Company Consolidated	40	6,782
Keurig Dr Pepper, Inc.	100	2,280
		15,125
Food & Staples Retailing — 3.2%
Natural Grocers by Vitamin Cottage, Inc. (a)	2,630	51,048
SpartanNash Company	424	9,052
Village Super Market, Inc. - Class A	1,609	46,951
		107,051
Food Products — 0.5%
Dean Foods Company	2,196	16,734

Household Products — 2.3%
Central Garden & Pet Company - Class A (a)	800	29,064
Oil-Dri Corporation of America	1,150	46,748
		75,812
Personal Products — 0.2%
LifeVantage Corporation (a)	500	6,280

Energy — 7.0%
Energy Equipment & Services — 1.5%
FTS International, Inc. (a)	600	6,618
Helix Energy Solutions Group, Inc. (a)	300	2,808
Mammoth Energy Services, Inc.	800	21,984
Pioneer Energy Services Corporation (a)	1,268	4,057
Superior Energy Services, Inc. (a)	1,091	9,819
Unit Corporation (a)	200	5,258
		50,544
Oil, Gas & Consumable Fuels — 5.5%
Adams Resources & Energy, Inc.	1,018	46,727
Evolution Petroleum Corporation	1,900	19,095
Overseas Shipholding Group, Inc. - Class A (a)	10,712	36,742
PBF Energy, Inc. - Class A	50	2,596
Renewable Energy Group, Inc. (a)	600	16,170
VAALCO Energy, Inc. (a)	14,379	34,797
W&T Offshore, Inc. (a)	3,656	24,751
		180,878
Financials — 10.0%
Banks — 9.9%
Associated Banc-Corp	300	8,175
Cadence Bancorporation	600	16,950
Cathay General Bancorp	200	8,460

See accompanying notes to financial statements.

ALAMBIC SMALL CAP VALUE PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.3% (Continued)	Shares	Value
Financials — 10.0% (Continued)
Banks — 9.9% (Continued)
Chemical Financial Corporation	550	$31,416
Columbia Banking System, Inc.	350	14,788
Community Bank System, Inc.	150	9,920
Customers Bancorp, Inc. (a)	100	2,470
CVB Financial Corporation	100	2,405
First Busey Corporation	100	3,205
First Citizens BancShares, Inc. - Class A	10	4,750
First Financial Bancorp	300	9,420
First Financial Bankshares, Inc.	100	6,040
First Midwest Bancorp, Inc.	300	8,154
Fulton Financial Corporation	300	5,460
Glacier Bancorp, Inc.	100	4,568
Great Western Bancorp, Inc.	500	21,770
Hancock Whitney Corporation	300	15,465
Heartland Financial USA, Inc.	150	9,120
Home BancShares, Inc.	200	4,682
Hope Bancorp, Inc.	600	10,506
IBERIABANK Corporation	90	7,799
Independent Bank Corporation	20	1,822
Independent Bank Group, Inc.	50	3,463
International Bancshares Corporation	50	2,342
MB Financial, Inc.	200	9,692
Preferred Bank	50	3,060
Renasant Corporation	150	7,003
Republic First Bancorp, Inc. (a)	500	3,900
ServisFirst Bancshares, Inc.	150	6,465
Simmons First National Corporation - Class A	200	6,320
South State Corporation	260	21,437
TCF Financial Corporation	200	5,070
UMB Financial Corporation	180	13,543
United Bankshares, Inc.	400	15,760
United Community Banks, Inc.	600	18,204
Valley National Bancorp	400	4,820
		328,424
Insurance — 0.1%
American Equity Investment Life Holding Company	100	3,709

Health Care — 9.0%
Biotechnology — 2.5%
Acorda Therapeutics, Inc. (a)	300	8,640
Calithera Biosciences, Inc. (a)	1,499	8,170

See accompanying notes to financial statements.

ALAMBIC SMALL CAP VALUE PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.3% (Continued)	Shares	Value
Health Care — 9.0% (Continued)
Biotechnology — 2.5% (Continued)
Jounce Therapeutics, Inc. (a)	1,894	$14,868
Pfenex, Inc. (a)	7,580	40,022
REGENXBIO, Inc. (a)	50	3,522
Vanda Pharmaceuticals, Inc. (a)	400	7,730
		82,952
Health Care Equipment & Supplies — 2.9%
Accuray, Inc. (a)	2,567	10,268
AngioDynamics, Inc. (a)	920	20,626
RTI Surgical, Inc. (a)	5,465	24,456
Varex Imaging Corporation (a)	1,300	40,820
		96,170
Health Care Providers & Services — 0.3%
American Renal Associates Holdings, Inc. (a)	386	8,473

Health Care Technology — 1.9%
Allscripts Healthcare Solutions, Inc. (a)	2,500	36,525
HealthStream, Inc.	300	9,519
Quality Systems, Inc. (a)	800	18,312
		64,356
Life Sciences Tools & Services — 1.0%
Luminex Corporation	1,200	33,852

Pharmaceuticals — 0.4%
Assertio Therapeutics, Inc. (a)	300	1,914
Lannett Company, Inc. (a)	2,200	11,770
		13,684
Industrials — 19.9%
Aerospace & Defense — 2.0%
Engility Holdings, Inc. (a)	200	6,942
Esterline Technologies Corporation (a)	500	42,975
Moog, Inc. - Class A	200	15,782
		65,699
Building Products — 1.9%
Armstrong Flooring, Inc. (a)	1,964	34,390
NCI Building Systems, Inc. (a)	1,800	30,420
		64,810
Commercial Services & Supplies — 3.6%
ARC Document Solutions, Inc. (a)	26,200	84,364
Brady Corporation - Class A	421	17,029
Kimball International, Inc. - Class B	1,000	17,470
		118,863

See accompanying notes to financial statements.

ALAMBIC SMALL CAP VALUE PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.3% (Continued)	Shares	Value
Industrials — 19.9% (Continued)
Construction & Engineering — 1.3%
HC2 Holdings, Inc. (a)	2,400	$15,048
Orion Group Holdings, Inc. (a)	3,100	26,722
		41,770
Electrical Equipment — 2.1%
Allied Motion Technologies, Inc.	200	9,768
Atkore International Group, Inc. (a)	600	16,428
Preformed Line Products Company	540	44,118
		70,314
Machinery — 5.6%
AGCO Corporation	550	32,813
Commercial Vehicle Group, Inc. (a)	3,531	34,463
Global Brass & Copper Holdings, Inc.	400	15,420
Hurco Companies, Inc.	875	37,537
L.B. Foster Company - Class A (a)	2,136	48,594
Meritor, Inc. (a)	700	15,162
		183,989
Professional Services — 2.0%
Acacia Research Corporation (a)	13,318	51,940
Heidrick & Struggles International, Inc.	300	13,260
		65,200
Road & Rail — 0.7%
Covenant Transportation Group, Inc. - Class A (a)	33	986
YRC Worldwide, Inc. (a)	2,477	23,705
		24,691
Trading Companies & Distributors — 0.7%
BMC Stock Holdings, Inc. (a)	500	11,250
Nexeo Solutions, Inc. (a)	1,127	11,281
		22,531
Information Technology — 13.1%
Communications Equipment — 0.4%
Bel Fuse, Inc. - Class B	200	5,730
Calix, Inc. (a)	900	7,020
		12,750
Electronic Equipment, Instruments & Components — 0.4%
Insight Enterprises, Inc. (a)	100	5,514
Vishay Precision Group, Inc. (a)	200	8,660
		14,174
Internet Software & Services — 2.8%
Aerohive Networks, Inc. (a)	8,300	35,026
eGain Corporation (a)	700	10,010
Endurance International Group Holdings, Inc. (a)	200	1,930

See accompanying notes to financial statements.

ALAMBIC SMALL CAP VALUE PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.3% (Continued)	Shares	Value
Information Technology — 13.1% (Continued)
Internet Software & Services — 2.8% (Continued)
QuinStreet, Inc. (a)	800	$12,136
XO Group, Inc. (a)	1,140	34,268
		93,370
IT Services — 2.5%
EVERTEC, Inc.	1,600	38,480
Sykes Enterprises, Inc. (a)	1,469	44,423
		82,903
Semiconductors & Semiconductor Equipment — 6.2%
Amkor Technology, Inc. (a)	2,100	18,333
DSP Group, Inc. (a)	5,796	74,479
Nanometrics, Inc. (a)	150	6,571
Photronics, Inc. (a)	2,150	23,005
Veeco Instruments, Inc. (a)	800	9,600
Xcerra Corporation (a)	5,090	73,703
		205,691
Software — 0.3%
Agilysys, Inc. (a)	333	5,351
American Software, Inc. - Class A	267	4,801
		10,152
Technology Hardware, Storage & Peripherals — 0.5%
Avid Technology, Inc. (a)	2,636	15,605

Materials — 8.2%
Chemicals — 4.0%
AdvanSix, Inc. (a)	700	23,688
Kronos Worldwide, Inc.	400	8,052
OMNOVA Solutions, Inc. (a)	101	914
Tredegar Corporation	3,825	83,959
Valhi, Inc.	4,344	14,335
		130,948
Construction Materials — 1.5%
United States Lime & Minerals, Inc.	674	51,150

Containers & Packaging — 1.6%
Owens-Illinois, Inc. (a)	2,900	51,243

Metals & Mining — 1.1%
Cleveland-Cliffs, Inc. (a)	200	2,010
Gold Resource Corporation	4,738	24,448
Schnitzer Steel Industries, Inc. - Class A	300	7,905
SunCoke Energy, Inc. (a)	200	2,232
		36,595

See accompanying notes to financial statements.

ALAMBIC SMALL CAP VALUE PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.3% (Continued)	Shares	Value
Telecommunication Services — 4.0%
Diversified Telecommunication Services — 1.8%
Ooma, Inc. (a)	3,600	$57,600

Wireless Telecommunication Services — 2.2%
Spok Holdings, Inc.	2,274	34,906
United States Cellular Corporation (a)	900	38,484
		73,390

Total Common Stocks (Cost $2,753,798)		$3,152,424

RIGHTS — 0.0% (b)	Shares	Value
Media General, Inc. - CVR (a)(c) (Cost $0)	100	$5

Total Investments at Value — 95.3% (Cost $2,753,798)		$3,152,429

Other Assets in Excess of Liabilities — 4.7%		154,296

Net Assets — 100.0%		$3,306,725

CVR - Contingent Value Right.

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	Illiquid security. Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities was $5 as of August 31, 2018, representing 0.0% (b) of net assets (Note 2).

See accompanying notes to financial statements.

ALAMBIC SMALL CAP GROWTH PLUS FUND SCHEDULE OF INVESTMENTS August 31, 2018
COMMON STOCKS — 96.6%	Shares	Value
Consumer Discretionary — 16.5%
Auto Components — 2.7%
Tenneco, Inc.	550	$23,534
Tower International, Inc.	1,800	60,840
		84,374
Distributors — 0.0% (a)
VOXX International Corporation (b)	150	810

Diversified Consumer Services — 4.6%
American Public Education, Inc. (b)	600	20,850
Bridgepoint Education, Inc. (b)	3,620	42,571
K12, Inc. (b)	2,775	45,954
Laureate Education, Inc. - Class A (b)	1,200	19,164
Weight Watchers International, Inc. (b)	200	14,980
		143,519
Hotels, Restaurants & Leisure — 3.0%
BBX Capital Corporation	680	5,052
Bojangles', Inc. (b)	792	11,563
International Speedway Corporation - Class A	300	13,245
Marcus Corporation (The)	100	4,060
Potbelly Corporation (b)	1,100	14,905
Speedway Motorsports, Inc.	2,023	36,192
Town Sports International Holdings, Inc. (b)	945	8,647
		93,664
Household Durables — 1.4%
Flexsteel Industries, Inc.	1,055	37,643
LGI Homes, Inc. (b)	142	8,179
		45,822
Leisure Products — 1.1%
Johnson Outdoors, Inc. - Class A	60	6,077
Nautilus, Inc. (b)	2,026	29,681
		35,758
Media — 2.0%
Gannett Company, Inc.	400	4,112
Lee Enterprises, Inc. (b)	8,810	25,108
MSG Networks, Inc. - Class A (b)	500	12,150
Townsquare Media, Inc. - Class A (b)	600	5,358
tronc, Inc. (b)	900	14,850
		61,578
Specialty Retail — 0.5%
Citi Trends, Inc.	400	12,376
Express, Inc. (b)	300	3,366
		15,742

See accompanying notes to financial statements.

ALAMBIC SMALL CAP GROWTH PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.6% (Continued)	Shares	Value
Consumer Discretionary — 16.5% (Continued)
Textiles, Apparel & Luxury Goods — 1.2%
Movado Group, Inc.	300	$12,780
Vera Bradley, Inc. (b)	1,677	24,585
		37,365
Consumer Staples — 4.8%
Food & Staples Retailing — 2.4%
Natural Grocers by Vitamin Cottage, Inc. (b)	2,700	52,407
SpartanNash Company	3	64
Village Super Market, Inc. - Class A	791	23,081
		75,552
Household Products — 2.0%
Central Garden & Pet Company - Class A (b)	700	25,431
Energizer Holdings, Inc.	250	15,898
Oil-Dri Corporation of America	557	22,642
		63,971
Personal Products — 0.4%
LifeVantage Corporation (b)	1,000	12,560

Energy — 3.5%
Energy Equipment & Services — 0.6%
Mammoth Energy Services, Inc.	550	15,114
Superior Energy Services, Inc. (b)	364	3,276
		18,390
Oil, Gas & Consumable Fuels — 2.9%
Adams Resources & Energy, Inc.	511	23,455
Evolution Petroleum Corporation	1,700	17,085
Overseas Shipholding Group, Inc. - Class A (b)	2,048	7,024
VAALCO Energy, Inc. (b)	10,221	24,735
W&T Offshore, Inc. (b)	2,958	20,026
		92,325
Health Care — 23.0%
Biotechnology — 9.5%
Acorda Therapeutics, Inc. (b)	800	23,040
AMAG Pharmaceuticals, Inc. (b)	300	7,320
Amicus Therapeutics, Inc. (b)	800	10,784
Calithera Biosciences, Inc. (b)	1,000	5,450
ChemoCentryx, Inc. (b)	200	2,636
Emergent BioSolutions, Inc. (b)	250	15,500
Enanta Pharmaceuticals, Inc. (b)	260	23,642
Genomic Health, Inc. (b)	250	15,292
Halozyme Therapeutics, Inc. (b)	1,200	22,092
Inovio Pharmaceuticals, Inc. (b)	700	3,682
Jounce Therapeutics, Inc. (b)	1,864	14,632

See accompanying notes to financial statements.

ALAMBIC SMALL CAP GROWTH PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.6% (Continued)	Shares	Value
Health Care — 23.0% (Continued)
Biotechnology — 9.5% (Continued)
MacroGenics, Inc. (b)	900	$19,683
Pfenex, Inc. (b)	10,359	54,696
PTC Therapeutics, Inc. (b)	50	2,087
REGENXBIO, Inc. (b)	350	24,657
Retrophin, Inc. (b)	600	19,014
Vanda Pharmaceuticals, Inc. (b)	1,700	32,853
		297,060
Health Care Equipment & Supplies — 5.1%
Accuray, Inc. (b)	4,298	17,192
AngioDynamics, Inc. (b)	1,220	27,352
Cardiovascular Systems, Inc. (b)	100	3,853
Cerus Corporation (b)	1,200	9,336
FONAR Corporation (b)	100	2,620
Integer Holdings Corporation (b)	250	19,975
Meridian Bioscience, Inc.	100	1,570
Orthofix Medical, Inc. (b)	350	18,746
RTI Surgical, Inc. (b)	5,900	26,403
STAAR Surgical Company (b)	700	33,390
		160,437
Health Care Providers & Services — 1.3%
American Renal Associates Holdings, Inc. (b)	900	19,755
Cardinal Health, Inc.	100	5,219
Express Scripts Holding Company (b)	50	4,401
Select Medical Holdings Corporation (b)	600	11,880
		41,255
Health Care Technology — 2.2%
Allscripts Healthcare Solutions, Inc. (b)	2,300	33,603
HealthStream, Inc.	908	28,811
Quality Systems, Inc. (b)	300	6,867
		69,281
Life Sciences Tools & Services — 2.5%
Luminex Corporation	1,900	53,599
Medpace Holdings, Inc. (b)	400	23,916
		77,515
Pharmaceuticals — 2.4%
Innoviva, Inc. (b)	1,000	14,520
Lannett Company, Inc. (b)	300	1,605
Mylan N.V. (b)	600	23,478
Nektar Therapeutics (b)	250	16,622
Supernus Pharmaceuticals, Inc. (b)	450	19,935
		76,160

See accompanying notes to financial statements.

ALAMBIC SMALL CAP GROWTH PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.6% (Continued)	Shares	Value
Industrials — 22.2%
Aerospace & Defense — 2.0%
Engility Holdings, Inc. (b)	800	$27,768
Esterline Technologies Corporation (b)	190	16,330
Moog, Inc. - Class A	250	19,728
		63,826
Building Products — 1.5%
Armstrong Flooring, Inc. (b)	938	16,424
Continental Building Products, Inc. (b)	300	11,190
NCI Building Systems, Inc. (b)	1,139	19,249
		46,863
Commercial Services & Supplies — 4.1%
ARC Document Solutions, Inc. (b)	15,800	50,876
Brady Corporation - Class A	537	21,722
Ennis, Inc.	300	6,540
Herman Miller, Inc.	600	22,980
Kimball International, Inc. - Class B	1,451	25,349
		127,467
Construction & Engineering — 1.3%
Ameresco, Inc. - Class A (b)	121	1,736
HC2 Holdings, Inc. (b)	1,350	8,465
Orion Group Holdings, Inc. (b)	3,700	31,894
		42,095
Electrical Equipment — 3.0%
Allied Motion Technologies, Inc.	550	26,862
Atkore International Group, Inc. (b)	1,000	27,380
Preformed Line Products Company	325	26,553
Vicor Corporation (b)	200	12,490
		93,285
Machinery — 6.9%
AGCO Corporation	600	35,796
Allison Transmission Holdings, Inc.	300	14,898
Commercial Vehicle Group, Inc. (b)	6,707	65,460
Global Brass & Copper Holdings, Inc.	800	30,840
Hurco Companies, Inc.	734	31,489
L.B. Foster Company - Class A (b)	774	17,608
Meritor, Inc. (b)	900	19,494
		215,585
Professional Services — 2.6%
Acacia Research Corporation (b)	9,475	36,952
Heidrick & Struggles International, Inc.	427	18,873
Korn/Ferry International	350	23,496
Resources Connection, Inc.	200	3,310
		82,631

See accompanying notes to financial statements.

ALAMBIC SMALL CAP GROWTH PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.6% (Continued)	Shares	Value
Industrials — 22.2% (Continued)
Road & Rail — 0.5%
YRC Worldwide, Inc. (b)	1,512	$14,470

Trading Companies & Distributors — 0.3%
BMC Stock Holdings, Inc. (b)	400	9,000

Information Technology — 19.1%
Communications Equipment — 0.9%
Bel Fuse, Inc. - Class B	700	20,055
Calix, Inc. (b)	600	4,680
Digi International, Inc. (b)	276	3,712
		28,447
Electronic Equipment, Instruments & Components —1.4%
Electro Scientific Industries, Inc. (b)	300	6,585
Insight Enterprises, Inc. (b)	350	19,299
Vishay Precision Group, Inc. (b)	400	17,320
		43,204
Internet Software & Services — 4.5%
Aerohive Networks, Inc. (b)	6,500	27,430
eGain Corporation (b)	2,786	39,840
Endurance International Group Holdings, Inc. (b)	600	5,790
QuinStreet, Inc. (b)	1,000	15,170
XO Group, Inc. (b)	1,720	51,703
		139,933
IT Services — 2.9%
EVERTEC, Inc.	2,185	52,549
Sykes Enterprises, Inc. (b)	1,300	39,312
		91,861
Semiconductors & Semiconductor Equipment — 6.1%
DSP Group, Inc. (b)	4,586	58,930
Nanometrics, Inc. (b)	550	24,096
Photronics, Inc. (b)	301	3,221
Rudolph Technologies, Inc. (b)	400	11,120
Xcerra Corporation (b)	6,588	95,394
		192,761
Software — 2.7%
Agilysys, Inc. (b)	1,567	25,182
American Software, Inc. - Class A	1,226	22,043
OneSpan, Inc. (b)	900	16,875
QAD, Inc. - Class A	300	18,195
Rosetta Stone, Inc. (b)	120	1,896
		84,191

See accompanying notes to financial statements.

ALAMBIC SMALL CAP GROWTH PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.6% (Continued)	Shares	Value
Information Technology — 19.1% (Continued)
Technology Hardware, Storage & Peripherals — 0.6%
Avid Technology, Inc. (b)	3,061	$18,121

Materials — 5.5%
Chemicals — 3.6%
AdvanSix, Inc. (b)	500	16,920
FutureFuel Corporation	278	4,123
Kronos Worldwide, Inc.	900	18,117
OMNOVA Solutions, Inc. (b)	101	914
Tredegar Corporation	3,200	70,240
Valhi, Inc.	922	3,043
		113,357
Construction Materials — 0.8%
United States Lime & Minerals, Inc.	300	22,767

Containers & Packaging — 0.2%
Owens-Illinois, Inc. (b)	400	7,068

Metals & Mining — 0.9%
Cleveland-Cliffs, Inc. (b)	1,100	11,055
Gold Resource Corporation	2,389	12,327
Schnitzer Steel Industries, Inc. - Class A	200	5,270
		28,652
Telecommunication Services — 2.0%
Diversified Telecommunication Services — 1.1%
Ooma, Inc. (b)	2,185	34,960

Wireless Telecommunication Services — 0.9%
Spok Holdings, Inc.	1,202	18,451
United States Cellular Corporation (b)	200	8,552
		27,003

Total Investments at Value — 96.6% (Cost $2,561,443)		$3,030,685

Other Assets in Excess of Liabilities — 3.4%		106,738

Net Assets — 100.0%		$3,137,423

(a)	Percentage rounds to less than 0.1%.
(b)	Non-income producing security.

See accompanying notes to financial statements.

ALAMBIC MID CAP VALUE PLUS FUND SCHEDULE OF INVESTMENTS August 31, 2018
COMMON STOCKS — 92.6%	Shares	Value
Consumer Discretionary — 13.4%
Auto Components — 1.7%
BorgWarner, Inc.	180	$7,879
Goodyear Tire & Rubber Company (The)	250	5,672
Lear Corporation	40	6,488
		20,039
Automobiles — 1.1%
General Motors Company	370	13,339

Diversified Consumer Services — 1.5%
Laureate Education, Inc. - Class A (a)	1,100	17,567

Hotels, Restaurants & Leisure — 0.9%
Wyndham Destinations, Inc.	240	10,608

Household Durables — 1.0%
PulteGroup, Inc.	400	11,180

Internet & Direct Marketing Retail — 0.2%
Qurate Retail, Inc. (a)	100	2,079

Leisure Products — 0.6%
Brunswick Corporation	100	6,642

Media — 2.1%
News Corporation - Class A	450	5,881
Viacom, Inc. - Class B	650	19,032
		24,913
Multi-Line Retail — 2.1%
Kohl's Corporation	200	15,822
Macy's, Inc.	150	5,483
Nordstrom, Inc.	60	3,771
		25,076
Textiles, Apparel & Luxury Goods — 2.2%
Columbia Sportswear Company	20	1,814
Ralph Lauren Corporation	100	13,281
Skechers U.S.A., Inc. - Class A (a)	350	10,318
		25,413
Consumer Staples — 7.6%
Beverages — 1.9%
Keurig Dr Pepper, Inc.	400	9,120
Molson Coors Brewing Company - Class B	60	4,004

See accompanying notes to financial statements.

ALAMBIC MID CAP VALUE PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.6% (Continued)	Shares	Value
Consumer Staples — 7.6% (Continued)
Beverages — 1.9% (Continued)
PepsiCo, Inc.	80	$8,961
		22,085
Food & Staples Retailing — 1.5%
Kroger Company (The)	550	17,325

Food Products — 4.0%
Archer-Daniels-Midland Company	620	31,248
Conagra Brands, Inc.	250	9,187
Seaboard Corporation	2	7,370
		47,805
Personal Products — 0.2%
Herbalife Nutrition Ltd. (a)	40	2,264

Energy — 7.2%
Oil, Gas & Consumable Fuels — 7.2%
Apache Corporation	40	1,753
Hess Corporation	41	2,761
HollyFrontier Corporation	200	14,904
Marathon Oil Corporation	650	13,982
Marathon Petroleum Corporation	120	9,875
Murphy Oil Corporation	550	16,956
Newfield Exploration Company (a)	250	6,820
Noble Energy, Inc.	100	2,972
PBF Energy, Inc. - Class A	200	10,384
Valero Energy Corporation	30	3,536
		83,943
Financials — 7.8%
Banks — 4.4%
Bank OZK	60	2,428
Citizens Financial Group, Inc.	50	2,058
Comerica, Inc.	60	5,849
East West Bancorp, Inc.	140	8,875
Fifth Third Bancorp	50	1,471
Huntington Bancshares, Inc.	200	3,242
KeyCorp	300	6,321
M&T Bank Corporation	10	1,771
PacWest Bancorp	40	2,020
Regions Financial Corporation	100	1,946
SunTrust Banks, Inc.	100	7,356
SVB Financial Group (a)	10	3,227

See accompanying notes to financial statements.

ALAMBIC MID CAP VALUE PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.6% (Continued)	Shares	Value
Financials — 7.8% (Continued)
Banks — 4.4% (Continued)
Western Alliance Bancorporation (a)	20	$1,153
Wintrust Financial Corporation	40	3,542
		51,259
Capital Markets — 1.4%
Ameriprise Financial, Inc.	20	2,839
E*TRADE Financial Corporation (a)	20	1,177
Eaton Vance Corporation	80	4,218
MSCI, Inc.	10	1,803
Northern Trust Corporation	30	3,224
Raymond James Financial, Inc.	20	1,861
T. Rowe Price Group, Inc.	10	1,159
		16,281
Consumer Finance — 0.6%
Ally Financial, Inc.	50	1,344
Discover Financial Services	20	1,562
Synchrony Financial	150	4,751
		7,657
Insurance — 1.4%
Aflac, Inc.	40	1,850
Assurant, Inc.	40	4,113
Berkley (W.R.) Corporation	20	1,565
Lincoln National Corporation	40	2,623
Markel Corporation (a)	1	1,209
Principal Financial Group, Inc.	20	1,104
Progressive Corporation (The)	40	2,701
Torchmark Corporation	20	1,758
		16,923
Health Care — 13.1%
Biotechnology — 1.0%
Regeneron Pharmaceuticals, Inc. (a)	5	2,034
United Therapeutics Corporation (a)	80	9,839
		11,873
Health Care Equipment & Supplies — 3.2%
DENTSPLY SIRONA, Inc.	100	3,992
Hill-Rom Holdings, Inc.	80	7,782
Hologic, Inc. (a)	220	8,747
Zimmer Biomet Holdings, Inc.	140	17,308
		37,829
Health Care Providers & Services — 2.1%
Cardinal Health, Inc.	160	8,351
Express Scripts Holding Company (a)	20	1,760

See accompanying notes to financial statements.

ALAMBIC MID CAP VALUE PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.6% (Continued)	Shares	Value
Health Care — 13.1% (Continued)
Health Care Providers & Services — 2.1% (Continued)
Molina Healthcare, Inc. (a)	100	$13,800
		23,911
Life Sciences Tools & Services — 4.4%
Agilent Technologies, Inc.	220	14,859
Bio-Rad Laboratories, Inc. - Class A (a)	85	27,650
Bruker Corporation	260	9,251
		51,760
Pharmaceuticals — 2.4%
Merck & Company, Inc.	80	5,487
Mylan N.V. (a)	450	17,609
Nektar Therapeutics (a)	80	5,319
		28,415
Industrials — 16.4%
Aerospace & Defense — 3.5%
Arconic, Inc.	700	15,666
Curtiss-Wright Corporation	20	2,679
Spirit AeroSystems Holdings, Inc. - Class A	20	1,710
Textron, Inc.	310	21,399
		41,454
Air Freight & Logistics — 0.7%
XPO Logistics, Inc. (a)	80	8,520

Airlines — 0.9%
American Airlines Group, Inc.	40	1,619
United Continental Holdings, Inc. (a)	100	8,742
		10,361
Building Products — 1.3%
Owens Corning	280	15,854

Construction & Engineering — 1.6%
EMCOR Group, Inc.	100	8,010
Quanta Services, Inc. (a)	300	10,377
		18,387
Industrial Conglomerates — 1.2%
Carlisle Companies, Inc.	110	13,949

Machinery — 5.9%
AGCO Corporation	520	31,023
Allison Transmission Holdings, Inc.	500	24,830
Cummins, Inc.	16	2,269

See accompanying notes to financial statements.

ALAMBIC MID CAP VALUE PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.6% (Continued)	Shares	Value
Industrials — 16.4% (Continued)
Machinery — 5.9% (Continued)
Oshkosh Corporation	60	$4,216
PACCAR, Inc.	100	6,842
		69,180
Professional Services — 1.3%
ManpowerGroup, Inc.	80	7,498
Robert Half International, Inc.	100	7,818
		15,316
Information Technology — 11.7%
Communications Equipment — 0.7%
ARRIS International plc (a)	300	7,773

Electronic Equipment, Instruments & Components — 2.1%
Dolby Laboratories, Inc. - Class A	60	4,211
Jabil, Inc.	400	11,824
Zebra Technologies Corporation - Class A (a)	50	8,587
		24,622
IT Services — 1.7%
Alliance Data Systems Corporation	30	7,157
International Business Machines Corporation	10	1,465
MAXIMUS, Inc.	120	7,980
Sabre Corporation	150	3,917
		20,519
Semiconductors & Semiconductor Equipment — 1.0%
Mellanox Technologies Ltd. (a)	140	11,648

Software — 1.6%
CA, Inc.	230	10,074
Cadence Design Systems, Inc. (a)	140	6,586
Citrix Systems, Inc. (a)	20	2,280
		18,940
Technology Hardware, Storage & Peripherals — 4.6%
Hewlett Packard Enterprise Company	1,400	23,142
Western Digital Corporation	75	4,743
Xerox Corporation	950	26,467
		54,352
Materials — 6.6%
Chemicals — 3.7%
Cabot Corporation	100	6,492
Chemours Company (The)	80	3,488
Eastman Chemical Company	70	6,792
Huntsman Corporation	640	19,514

See accompanying notes to financial statements.

ALAMBIC MID CAP VALUE PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.6% (Continued)	Shares	Value
Materials — 6.6% (Continued)
Chemicals — 3.7% (Continued)
Mosaic Company (The)	100	$3,127
Westlake Chemical Corporation	40	3,783
		43,196
Containers & Packaging — 0.5%
Bemis Company, Inc.	60	2,957
Owens-Illinois, Inc. (a)	100	1,767
WestRock Company	20	1,101
		5,825
Metals & Mining — 1.6%
Alcoa Corporation (a)	80	3,574
Freeport-McMoRan, Inc.	100	1,405
Nucor Corporation	40	2,500
Reliance Steel & Aluminum Company	20	1,758
Steel Dynamics, Inc.	80	3,658
United States Steel Corporation	200	5,936
		18,831
Paper & Forest Products — 0.8%
Louisiana-Pacific Corporation	350	10,206

Real Estate — 6.0%
Equity Real Estate Investment Trusts (REITs) — 6.0%
Alexandria Real Estate Equities, Inc.	10	1,284
Boston Properties, Inc.	20	2,609
Brixmor Property Group, Inc.	100	1,822
CyrusOne, Inc.	40	2,678
Extra Space Storage, Inc.	20	1,844
Gaming and Leisure Properties, Inc.	300	10,737
Host Hotels & Resorts, Inc.	150	3,230
Iron Mountain, Inc.	50	1,805
Kimco Realty Corporation	200	3,422
Macerich Company (The)	100	5,874
Medical Properties Trust, Inc.	300	4,515
Omega Healthcare Investors, Inc.	50	1,653
Park Hotels & Resorts, Inc.	150	5,017
Prologis, Inc.	142	9,540
Realty Income Corporation	60	3,514
Ventas, Inc.	20	1,197
VICI Properties, Inc.	100	2,091
Weyerhaeuser Company	220	7,636
		70,468

See accompanying notes to financial statements.

ALAMBIC MID CAP VALUE PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.6% (Continued)	Shares	Value
Telecommunication Services — 2.0%
Wireless Telecommunication Services — 2.0%
United States Cellular Corporation (a)	540	$23,090

Utilities — 0.8%
Electric Utilities — 0.4%
PG&E Corporation	100	4,618

Multi-Utilities — 0.4%
CMS Energy Corporation	60	2,954
Public Service Enterprise Group, Inc.	40	2,094
		5,048

Total Common Stocks (Cost $963,956)		$1,088,343

RIGHTS — 0.0% (b)	Shares	Value
Media General, Inc. - CVR (a)(c) (Cost $0)	120	$6

Total Investments at Value — 92.6% (Cost $963,956)		$1,088,349

Other Assets in Excess of Liabilities — 7.4%		86,640

Net Assets — 100.0%		$1,174,989

CVR - Contingent Value Right

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	Illiquid security. Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities was $6 as of August 31, 2018, representing 0.0% (b) of net assets (Note 2).

See accompanying notes to financial statements.

ALAMBIC MID CAP GROWTH PLUS FUND SCHEDULE OF INVESTMENTS August 31, 2018
COMMON STOCKS — 94.3%	Shares	Value
Consumer Discretionary — 15.7%
Auto Components — 2.6%
BorgWarner, Inc.	260	$11,380
Gentex Corporation	350	8,183
Goodyear Tire & Rubber Company (The)	350	7,942
Lear Corporation	20	3,244
		30,749
Diversified Consumer Services — 1.6%
Laureate Education, Inc. - Class A (a)	1,200	19,164

Hotels, Restaurants & Leisure — 1.2%
Darden Restaurants, Inc.	20	2,321
Hyatt Hotels Corporation - Class A	40	3,094
Texas Roadhouse, Inc.	80	5,516
Wyndham Destinations, Inc.	80	3,536
		14,467
Household Durables — 1.1%
PulteGroup, Inc.	450	12,577

Internet & Direct Marketing Retail — 0.3%
Qurate Retail, Inc. (a)	200	4,158

Leisure Products — 0.4%
Brunswick Corporation	80	5,314

Media — 2.1%
Discovery, Inc. - Series A (a)	300	8,349
News Corporation - Class A	136	1,777
Viacom, Inc. - Class B	500	14,640
		24,766
Multi-Line Retail — 2.5%
Kohl's Corporation	180	14,240
Macy's, Inc.	100	3,655
Nordstrom, Inc.	180	11,313
		29,208
Specialty Retail — 1.3%
American Eagle Outfitters, Inc.	250	6,490
Best Buy Company, Inc.	40	3,182
Ross Stores, Inc.	60	5,747
		15,419

See accompanying notes to financial statements.

ALAMBIC MID CAP GROWTH PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.3% (Continued)	Shares	Value
Consumer Discretionary — 15.7% (Continued)
Textiles, Apparel & Luxury Goods — 2.6%
Columbia Sportswear Company	120	$10,884
Ralph Lauren Corporation	60	7,969
Skechers U.S.A., Inc. - Class A (a)	400	11,792
		30,645
Consumer Staples — 3.8%
Beverages — 0.8%
Keurig Dr Pepper, Inc.	400	9,120

Food & Staples Retailing — 1.0%
Kroger Company (The)	400	12,600

Food Products — 2.0%
Archer-Daniels-Midland Company	400	20,160
Seaboard Corporation	1	3,685
		23,845
Energy — 3.0%
Oil, Gas & Consumable Fuels — 3.0%
HollyFrontier Corporation	130	9,688
Marathon Oil Corporation	50	1,075
Murphy Oil Corporation	400	12,332
Newfield Exploration Company (a)	250	6,820
PBF Energy, Inc. - Class A	100	5,192
Peabody Energy Corporation	20	826
		35,933
Financials — 0.7%
Capital Markets — 0.7%
Ameriprise Financial, Inc.	40	5,678
T. Rowe Price Group, Inc.	20	2,318
		7,996
Health Care — 16.8%
Biotechnology — 3.4%
Alexion Pharmaceuticals, Inc. (a)	20	2,445
BioMarin Pharmaceutical, Inc. (a)	40	3,999
Incyte Corporation (a)	140	10,347
Ionis Pharmaceuticals, Inc. (a)	80	3,655
Neurocrine Biosciences, Inc. (a)	40	4,918
United Therapeutics Corporation (a)	130	15,989
		41,353
Health Care Equipment & Supplies — 4.0%
ABIOMED, Inc. (a)	10	4,066
DexCom, Inc. (a)	10	1,444

See accompanying notes to financial statements.

ALAMBIC MID CAP GROWTH PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.3% (Continued)	Shares	Value
Health Care — 16.8% (Continued)
Health Care Equipment & Supplies — 4.0% (Continued)
Globus Medical, Inc. - Class A (a)	60	$3,196
Hill-Rom Holdings, Inc.	100	9,727
Hologic, Inc. (a)	300	11,928
Masimo Corporation (a)	40	4,716
Zimmer Biomet Holdings, Inc.	100	12,363
		47,440
Health Care Providers & Services — 2.9%
AmerisourceBergen Corporation	100	8,997
Cardinal Health, Inc.	140	7,307
McKesson Corporation	10	1,287
Molina Healthcare, Inc. (a)	100	13,800
WellCare Health Plans, Inc. (a)	10	3,026
		34,417
Life Sciences Tools & Services — 3.9%
Agilent Technologies, Inc.	100	6,754
Bio-Rad Laboratories, Inc. - Class A (a)	80	26,024
Bruker Corporation	190	6,760
Charles River Laboratories International, Inc. (a)	55	6,793
		46,331
Pharmaceuticals — 2.6%
Mylan N.V. (a)	450	17,609
Nektar Therapeutics (a)	201	13,364
		30,973
Industrials — 18.3%
Aerospace & Defense — 3.3%
Arconic, Inc.	600	13,428
Curtiss-Wright Corporation	60	8,037
Textron, Inc.	260	17,948
		39,413
Air Freight & Logistics — 0.4%
XPO Logistics, Inc. (a)	40	4,260

Building Products — 0.1%
Owens Corning	20	1,132

Construction & Engineering — 1.7%
EMCOR Group, Inc.	100	8,010
Quanta Services, Inc. (a)	350	12,106
		20,116
Industrial Conglomerates — 1.1%
Carlisle Companies, Inc.	100	12,681

See accompanying notes to financial statements.

ALAMBIC MID CAP GROWTH PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.3% (Continued)	Shares	Value
Industrials — 18.3% (Continued)
Machinery — 7.6%
AGCO Corporation	560	$33,410
Allison Transmission Holdings, Inc.	520	25,823
Cummins, Inc.	90	12,762
ITT, Inc.	100	5,911
Oshkosh Corporation	40	2,811
PACCAR, Inc.	120	8,210
Parker-Hannifin Corporation	10	1,756
		90,683
Professional Services — 3.1%
Korn/Ferry International	60	4,028
ManpowerGroup, Inc.	180	16,871
Robert Half International, Inc.	200	15,636
		36,535
Road & Rail — 0.2%
Schneider National, Inc. - Class B	100	2,705

Trading Companies & Distributors — 0.8%
United Rentals, Inc. (a)	20	3,118
W.W. Grainger, Inc.	20	7,081
		10,199
Information Technology — 29.0%
Communications Equipment — 2.1%
ARRIS International plc (a)	350	9,068
F5 Networks, Inc. (a)	80	15,130
		24,198
Electronic Equipment, Instruments & Components — 4.5%
Avnet, Inc.	40	1,936
CDW Corporation	20	1,751
Dolby Laboratories, Inc. - Class A	220	15,442
Jabil, Inc.	300	8,868
National Instruments Corporation	120	5,730
Zebra Technologies Corporation - Class A (a)	115	19,750
		53,477
IT Services — 5.6%
Alliance Data Systems Corporation	60	14,315
Booz Allen Hamilton Holding Corporation	200	10,232
Fiserv, Inc. (a)	60	4,804
MAXIMUS, Inc.	192	12,768
Sabre Corporation	600	15,666
Teradata Corporation (a)	220	9,123
		66,908

See accompanying notes to financial statements.

ALAMBIC MID CAP GROWTH PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.3% (Continued)	Shares	Value
Information Technology — 29.0% (Continued)
Semiconductors & Semiconductor Equipment — 5.4%
Cypress Semiconductor Corporation	500	$8,605
KLA-Tencor Corporation	30	3,486
Lam Research Corporation	75	12,982
Maxim Integrated Products, Inc.	40	2,419
Mellanox Technologies Ltd. (a)	200	16,640
MKS Instruments, Inc.	70	6,503
ON Semiconductor Corporation (a)	650	13,871
		64,506
Software — 6.0%
CA, Inc.	480	21,024
Cadence Design Systems, Inc. (a)	220	10,349
Fair Isaac Corporation (a)	50	11,549
Red Hat, Inc. (a)	10	1,477
SS&C Technologies Holdings, Inc.	160	9,495
Synopsys, Inc. (a)	130	13,278
Zynga, Inc. - Class A (a)	1,100	4,576
		71,748
Technology Hardware, Storage & Peripherals — 5.4%
Hewlett Packard Enterprise Company	1,550	25,622
NetApp, Inc.	140	12,153
Xerox Corporation	950	26,467
		64,242
Materials — 5.8%
Chemicals — 2.3%
Cabot Corporation	100	6,492
Chemours Company (The)	20	872
Eastman Chemical Company	30	2,911
Huntsman Corporation	540	16,464
		26,739
Containers & Packaging — 1.9%
WestRock Company	420	23,134

Metals & Mining — 1.0%
Alcoa Corporation (a)	80	3,574
Nucor Corporation	20	1,250
United States Steel Corporation	250	7,420
		12,244
Paper & Forest Products — 0.6%
Louisiana-Pacific Corporation	250	7,290

See accompanying notes to financial statements.

ALAMBIC MID CAP GROWTH PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.3% (Continued)	Shares	Value
Telecommunication Services — 1.2%
Wireless Telecommunication Services — 1.2%
United States Cellular Corporation (a)	340	$14,539

Total Investments at Value — 94.3% (Cost $983,866)		$1,123,224

Other Assets in Excess of Liabilities — 5.7%		67,362

Net Assets — 100.0%		$1,190,586

(a)	Non-income producing security.

See accompanying notes to financial statements.

ALAMBIC FUNDS STATEMENTS OF ASSETS AND LIABILITIES August 31, 2018
	Alambic Small Cap Value Plus Fund	Alambic Small Cap Growth Plus Fund
ASSETS
Investments in securities:
At cost	$2,753,798	$2,561,443
At value (Note 2)	$3,152,429	$3,030,685
Cash (Note 2)	169,773	111,463
Dividends receivable	1,403	1,258
Receivable for investment securities sold	88,356	68,664
Receivable from Adviser (Note 4)	9,670	9,801
Other assets	2,380	2,379
Total assets	3,424,011	3,224,250

LIABILITIES
Payable for investment securities purchased	104,005	73,548
Payable to administrator (Note 4)	7,028	7,026
Other accrued expenses	6,253	6,253
Total liabilities	117,286	86,827

NET ASSETS	$3,306,725	$3,137,423

NET ASSETS CONSIST OF:
Paid-in capital	$2,579,960	$2,310,096
Accumulated net investment loss	(2,347)	(6,623)
Undistributed net realized gains from investment transactions	330,481	364,708
Net unrealized appreciation on investments	398,631	469,242
NET ASSETS	$3,306,725	$3,137,423

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	250,845	228,849

Net asset value, offering price and redemption price (Note 2)	$13.18	$13.71

See accompanying notes to financial statements.

ALAMBIC FUNDS STATEMENTS OF ASSETS AND LIABILITIES August 31, 2018 (Continued)
	Alambic Mid Cap Value Plus Fund	Alambic Mid Cap Growth Plus Fund
ASSETS
Investments in securities:
At cost	$963,956	$983,866
At value (Note 2)	$1,088,349	$1,123,224
Cash (Note 2)	81,505	67,229
Dividends receivable	1,694	1,370
Receivable for investment securities sold	31,325	37,517
Receivable from Adviser (Note 4)	10,971	10,777
Other assets	2,924	2,375
Total assets	1,216,768	1,242,492

LIABILITIES
Payable for investment securities purchased	29,166	39,293
Payable to administrator (Note 4)	6,510	6,510
Other accrued expenses	6,103	6,103
Total liabilities	41,779	51,906

NET ASSETS	$1,174,989	$1,190,586

NET ASSETS CONSIST OF:
Paid-in capital	$1,032,706	$962,454
Undistributed net investment income	6,697	3,057
Undistributed net realized gains from investment transactions	11,193	85,717
Net unrealized appreciation on investments	124,393	139,358
NET ASSETS	$1,174,989	$1,190,586

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	100,234	93,880

Net asset value, offering price and redemption price (Note 2)	$11.72	$12.68

See accompanying notes to financial statements.

ALAMBIC FUNDS STATEMENTS OF OPERATIONS For the Year Ended August 31, 2018
	Alambic Small Cap Value Plus Fund	Alambic Small Cap Growth Plus Fund
INVESTMENT INCOME
Dividend income	$35,322	$21,011
Foreign withholding taxes on dividends	(2)	(5)
Total investment income	35,320	21,006

EXPENSES
Professional fees	37,152	37,152
Fund accounting fees (Note 4)	30,314	29,291
Administration fees (Note 4)	30,000	29,000
Investment advisory fees (Note 4)	29,813	27,687
Compliance fees (Note 4)	12,240	12,240
Transfer agent fees (Note 4)	12,000	12,000
Trustees' fees and expenses (Note 4)	10,009	10,009
Pricing costs	4,496	4,372
Insurance expense	2,680	2,680
Registration and filing fees	2,108	2,107
Postage and supplies	2,246	1,960
Printing of shareholder reports	2,058	2,028
Other expenses	7,010	7,095
Total expenses	182,126	177,621
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(152,313)	(149,933)
Net expenses	29,813	27,688

NET INVESTMENT INCOME (LOSS)	5,507	(6,682)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	375,360	479,597
Net change in unrealized appreciation (depreciation) on investments	162,454	81,190
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	537,814	560,787

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$543,321	$554,105

See accompanying notes to financial statements.

ALAMBIC FUNDS STATEMENTS OF OPERATIONS For the Year Ended August 31, 2018 (Continued)
	Alambic Mid Cap Value Plus Fund	Alambic Mid Cap Growth Plus Fund
INVESTMENT INCOME
Dividend income	$18,886	$13,485
Foreign withholding taxes on dividends	(10)	(10)
Total investment income	18,876	13,475

EXPENSES
Professional fees	37,152	37,152
Fund accounting fees (Note 4)	26,112	26,112
Administration fees (Note 4)	26,000	26,000
Compliance fees (Note 4)	12,240	12,240
Transfer agent fees (Note 4)	12,000	12,000
Trustees' fees and expenses (Note 4)	10,009	10,009
Investment advisory fees (Note 4)	7,779	7,867
Pricing costs	3,516	2,971
Custody and bank service fees	3,166	3,166
Insurance expense	2,679	2,679
Registration and filing fees	2,919	2,170
Printing of shareholder reports	1,968	1,908
Postage and supplies	1,838	1,834
Other expenses	6,782	6,784
Total expenses	154,160	152,892
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(144,714)	(143,339)
Net expenses	9,446	9,553

NET INVESTMENT INCOME	9,430	3,922

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	22,286	85,972
Net change in unrealized appreciation (depreciation) on investments	91,463	70,519
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	113,749	156,491

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$123,179	$160,413

See accompanying notes to financial statements.

ALAMBIC SMALL CAP VALUE PLUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2018	Year Ended August 31, 2017
FROM OPERATIONS
Net investment income	$5,507	$1,201
Net realized gains from investment transactions	375,360	372,341
Net change in unrealized appreciation (depreciation) on investments	162,454	(163,060)
Net increase in net assets resulting from operations	543,321	210,482

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(4,978)	(9,727)
From net realized gains	(358,527)	—
Total distributions to shareholders	(363,505)	(9,727)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	86,363	1,132,000
Net asset value of shares issued in reinvestment of distributions to shareholders	363,505	9,727
Payments for shares redeemed	(69,662)	(1,162,825)
Net increase (decrease) from capital share transactions	380,206	(21,098)

TOTAL INCREASE IN NET ASSETS	560,022	179,657

NET ASSETS
Beginning of year	2,746,703	2,567,046
End of year	$3,306,725	$2,746,703

DISTIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(2,347)	$(2,876)

CAPITAL SHARE ACTIVITY
Shares sold	6,593	87,279
Shares issued in reinvestment of distributions to shareholders	29,943	742
Shares redeemed	(5,335)	(89,645)
Net increase (decrease) in shares outstanding	31,201	(1,624)
Shares outstanding at beginning of year	219,644	221,268
Shares outstanding at end of year	250,845	219,644

See accompanying notes to financial statements.

ALAMBIC SMALL CAP GROWTH PLUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2018	Year Ended August 31, 2017
FROM OPERATIONS
Net investment loss	$(6,682)	$(12,454)
Net realized gains from investment transactions	479,597	262,862
Net change in unrealized appreciation (depreciation) on investments	81,190	110,903
Net increase in net assets resulting from operations	554,105	361,311

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains	(358,457)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	788,000
Net asset value of shares issued in reinvestment of distributions to shareholders	358,457	—
Payments for shares redeemed	(35,512)	(776,180)
Net increase from capital share transactions	322,945	11,820

TOTAL INCREASE IN NET ASSETS	518,593	373,131

NET ASSETS
Beginning of year	2,618,830	2,245,699
End of year	$3,137,423	$2,618,830

ACCUMULATED NET INVESTMENT LOSS	$(6,623)	$(10,299)

CAPITAL SHARE ACTIVITY
Shares sold	—	63,894
Shares issued in reinvestment of distributions to shareholders	28,954	—
Shares redeemed	(2,675)	(62,921)
Net increase in shares outstanding	26,279	973
Shares outstanding at beginning of year	202,570	201,597
Shares outstanding at end of year	228,849	202,570

See accompanying notes to financial statements.

ALAMBIC MID CAP VALUE PLUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2018	Period Ended August 31, 2017 (a)
FROM OPERATIONS
Net investment income	$9,430	$6,454
Net realized gains (losses) from investment transactions	22,286	(11,093)
Net change in unrealized appreciation (depreciation) on investments	91,463	32,930
Net increase in net assets resulting from operations	123,179	28,291

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(9,187)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	64,923	958,596
Net asset value of shares issued in reinvestment of distributions to shareholders	9,187	—
Net increase from capital share transactions	74,110	958,596

TOTAL INCREASE IN NET ASSETS	188,102	986,887

NET ASSETS
Beginning of period	986,887	—
End of period	$1,174,989	$986,887

ACCUMULATED NET INVESTMENT INCOME	$6,697	$6,454

CAPITAL SHARE ACTIVITY
Shares sold	5,507	93,932
Shares issued in reinvestment of distributions to shareholders	795	—
Net increase in shares outstanding	6,302	93,932
Shares outstanding at beginning of period	93,932	—
Shares outstanding at end of period	100,234	93,932

(a)	Represents the period from the commencement of operations (December 29, 2016) through August 31, 2017.

See accompanying notes to financial statements.

ALAMBIC MID CAP GROWTH PLUS FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2018	Period Ended August 31, 2017 (a)
FROM OPERATIONS
Net investment income	$3,922	$1,660
Net realized gains from investment transactions	85,972	39
Net change in unrealized appreciation (depreciation) on investments	70,519	68,839
Net increase in net assets resulting from operations	160,413	70,538

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(2,519)	—
From net realized gains	(300)	—
Total distributions to shareholders	(2,819)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	—	959,635
Net asset value of shares issued in reinvestment of distributions to shareholders	2,819	—
Net increase from capital share transactions	2,819	959,635

TOTAL INCREASE IN NET ASSETS	160,413	1,030,173

NET ASSETS
Beginning of period	1,030,173	—
End of period	$1,190,586	$1,030,173

ACCUMULATED NET INVESTMENT INCOME	$3,057	$1,660

CAPITAL SHARE ACTIVITY
Shares sold	—	93,646
Shares issued in reinvestment of distributions to shareholders	234	—
Net increase in shares outstanding	234	93,646
Shares outstanding at beginning of period	93,646	—
Shares outstanding at end of period	93,880	93,646

(a)	Represents the period from the commencement of operations (December 29, 2016) through August 31, 2017.

See accompanying notes to financial statements.

ALAMBIC SMALL CAP VALUE PLUS FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended August 31, 2018	Year Ended August 31, 2017	Period Ended August 31, 2016 (a)
Net asset value at beginning of period	$12.51	$11.60	$10.00

Income from investment operations:
Net investment income	0.03	0.01	0.05
Net realized and unrealized gains on investments	2.25	0.94	1.58
Total from investment operations	2.28	0.95	1.63

Less distributions:
From net investment income	(0.02)	(0.04)	(0.03)
From net realized gains	(1.59)	—	—
Total distributions	(1.61)	(0.04)	(0.03)

Net asset value at end of period	$13.18	$12.51	$11.60

Total return (b)	19.36%	8.20%	16.31	%(c)

Net assets at end of period (000's)	$3,307	$2,747	$2,567

Ratios/supplementary data:
Ratio of total expenses to average net assets	5.80%	6.65%	7.24	%(d)

Ratio of net expenses to average net assets (e)	0.95%	1.18%	1.20	%(d)

Ratio of net investment income to average net assets (e)	0.18%	0.04%	0.53	%(d)

Portfolio turnover rate	225%	226%	350	%(c)

(a)	Represents the period from the commencement of operations (September 1, 2015) through August 31, 2016.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

See accompanying notes to financial statements.

ALAMBIC SMALL CAP GROWTH PLUS FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended August 31, 2018	Year Ended August 31, 2017	Period Ended August 31, 2016 (a)
Net asset value at beginning of period	$12.93	$11.14	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.06)	(0.01)
Net realized and unrealized gains on investments	2.58	1.85	1.15
Total from investment operations	2.56	1.79	1.14

Less distributions:
From net realized gains	(1.78)	—	—

Net asset value at end of period	$13.71	$12.93	$11.14

Total return (b)	21.31%	16.07%	11.40	%(c)

Net assets at end of period (000's)	$3,137	$2,619	$2,246

Ratios/supplementary data:
Ratio of total expenses to average net assets	6.09%	7.22%	8.89	%(d)

Ratio of net expenses to average net assets (e)	0.95%	1.18%	1.20	%(d)

Ratio of net investment loss to average net assets (e)	(0.23%)	(0.50%)	(0.16	%)(d)

Portfolio turnover rate	220%	199%	309	%(c)

(a)	Represents the period from the commencement of operations (December 29, 2015) through August 31, 2016.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

See accompanying notes to financial statements.

ALAMBIC MID CAP VALUE PLUS FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended August 31, 2018	Period Ended August 31, 2017 (a)
Net asset value at beginning of period	$10.51	$10.00

Income from investment operations:
Net investment income	0.10	0.07
Net realized and unrealized gains on investments	1.21	0.44
Total from investment operations	1.31	0.51

Less distributions:
From net investment income	(0.10)	—

Net asset value at end of period	$11.72	$10.51

Total return (b)	12.46%	5.10	%(c)

Net assets at end of period (000's)	$1,175	$987

Ratios/supplementary data:
Ratio of total expenses to average net assets	13.87%	17.03	%(d)

Ratio of net expenses to average net assets (e)	0.85%	0.85	%(d)

Ratio of net investment income to average net assets (e)	0.85%	1.22	%(d)

Portfolio turnover rate	184%	239	%(c)

(a)	Represents the period from the commencement of operations (December 29, 2016) through August 31, 2017.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

See accompanying notes to financial statements.

ALAMBIC MID CAP GROWTH PLUS FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended August 31, 2018		Period Ended August 31, 2017 (a)
Net asset value at beginning of period	$11.00		$10.00

Income from investment operations:
Net investment income	0.04		0.02
Net realized and unrealized gains on investments	1.67		0.98
Total from investment operations	1.71		1.00

Less distributions:
From net investment income	(0.03)		—
From net realized gains	(0.00	)(b)	—
Total distributions	(0.03)		—

Net asset value at end of period	$12.68		$11.00

Total return (c)	15.56%		10.00	%(d)

Net assets at end of period (000's)	$1,191		$1,030

Ratios/supplementary data:
Ratio of total expenses to average net assets	13.60%		16.22	%(e)

Ratio of net expenses to average net assets (f)	0.85%		0.85	%(e)

Ratio of net investment income to average net assets (f)	0.35%		0.30	%(e)

Portfolio turnover rate	183%		217	%(d)

(a)	Represents the period from the commencement of operations (December 29, 2016) through August 31, 2017.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

See accompanying notes to financial statements.

ALAMBIC FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 2018

1. Organization

Alambic Small Cap Value Plus Fund, Alambic Small Cap Growth Plus Fund, Alambic Mid Cap Value Plus Fund and Alambic Mid Cap Growth Plus Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of each Fund is to seek long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities, including common stocks, on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. The Funds value securities traded in the over-the-counter market at the last sale price, if available, otherwise at the most recently quoted mean price. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value pursuant to procedures established by and under the direction of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of August 31, 2018:

Alambic Small Cap Value Plus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$3,152,424	$—	$—	$3,152,424
Rights	—	—	5	5
Total	$3,152,424	$—	$5	$3,152,429

Alambic Small Cap Growth Plus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$3,030,685	$—	$—	$3,030,685

Alambic Mid Cap Value Plus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$1,088,343	$—	$—	$1,088,343
Rights	—	—	6	6
Total	$1,088,343	$—	$6	$1,088,349

Alambic Mid Cap Growth Plus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$1,123,224	$—	$—	$1,123,224

Refer to the Funds’ Schedules of Investments for a listing of the common stocks by industry type. As of August 31, 2018, the Funds did not have any transfers between Levels. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period. There were no Level 3 securities held by Alambic Small Cap Growth Plus Fund and Alambic Mid Cap Growth Plus Fund as of August 31, 2018.

The following is a reconciliation of Level 3 securities of Alambic Small Cap Value Plus Fund and Alambic Mid Cap Value Plus Fund for which significant unobservable inputs were used to determine fair value between August 31, 2017 and August 31, 2018.

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

	Alambic Small Cap Value Plus Fund		Alambic Mid Cap Value Plus Fund
Balance as of August 31, 2017	$0	*	$0	*
Unrealized appreciation	5		6
Balance as of August 31, 2018	$5		$6

*	Alambic Small Cap Value Plus Fund and Alambic Mid Cap Value Plus Fund each held Rights which were fair valued at $0 as of August 31, 2017.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Board to determine the fair value of the Level 3 investments:

Alambic Small Cap Value Plus Fund
	Fair Value at 08/31/2018	Valuation Technique	Unobservable Input	Range	Impact to Valuation from an Decrease in Input **
Rights	$5	Discount on Future Cash Flows	Estimate of Future Cash Flows	100%	Increase

Alambic Mid Cap Value Plus Fund
	Fair Value at 08/31/2018	Valuation Technique	Unobservable Input	Range	Impact to Valuation from an Decrease in Input **
Rights	$6	Discount on Future Cash Flows	Estimate of Future Cash Flows	100%	Increase

**

This column represents the directional change in fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Cash account – Each Fund’s cash is held in a bank account with balances which may exceed the amount covered by federal deposit insurance. As of August 31, 2018, the cash balances reflected on the Statements of Assets and Liabilities for each Fund represent the amount held in a deposit sweep account.

Share valuation – The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued as earned. Withholding taxes on foreign dividends have been recorded for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investments in REITs – with respect to each Fund, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Funds distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid by each Fund to shareholders during the periods ended August 31, 2018 and 2017 was as follows:

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Alambic Small Cap Value Plus Fund	8/31/2018	$4,978	$358,527	$363,505
	8/31/2017	$9,727	$—	$9,727
Alambic Small Cap Growth Plus Fund	8/31/2018	$—	$358,457	$358,457
	8/31/2017	$—	$—	$—
Alambic Mid Cap Value Plus Fund	8/31/2018	$9,187	$—	$9,187
	8/31/2017	$—	$—	$—
Alambic Mid Cap Growth Plus Fund	8/31/2018	$2,819	$—	$2,819
	8/31/2017	$—	$—	$—

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2018:

	Alambic Small Cap Value Plus Fund	Alambic Small Cap Growth Plus Fund	Alambic Mid Cap Value Plus Fund	Alambic Mid Cap Growth Plus Fund
Tax cost of portfolio investments	$2,755,367	$2,561,839	$963,956	$983,891
Gross unrealized appreciation	$450,034	$501,584	$130,298	$143,997
Gross unrealized depreciation	(52,972)	(32,738)	(5,905)	(4,664)
Net unrealized appreciation	397,062	468,846	124,393	139,333
Undistributed ordinary income	—	—	6,697	3,057
Undistributed long-term capital gains	332,050	365,104	11,193	85,742
Accumulated capital and other losses	(2,347)	(6,623)	—	—
Accumulated earnings	$726,765	$827,327	$142,283	$228,132

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for Alambic Small Cap Value Plus Fund, Alambic Small Cap Growth Plus Fund, and Alambic Mid Cap Growth Plus Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due primarily to the tax deferral of losses on wash sales.

During the year ended August 31, 2018, Alambic Mid Cap Value Plus Fund utilized short-term capital loss carryforwards in the amount of $10,969 to offset current year net realized capital gains.

Qualified late year ordinary losses incurred after December 31, 2017 and within the taxable year are deemed to arise on the first day of a Fund’s next taxable year. For the year ended August 31, 2018, Alambic Small Cap Value Plus Fund and Alambic Small Cap Growth Plus Fund deferred until September 1, 2018 late year ordinary losses of $2,347 and $6,623, respectively.

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended August 31, 2018, the following reclassifications were made on the Statements of Assets and Liabilities as a result of permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP:

	Paid-in Capital	Undistributed net investment (loss)	Undistributed net realized gains from investment transactions
Alambic Small Cap Value Plus Fund	$—	$—	$—
Alambic Small Cap Growth Plus Fund	$(10,358)	$10,358	$—
Alambic Mid Cap Value Plus Fund	$—	$—	$—
Alambic Mid Cap Growth Plus Fund	$—	$(6)	$6

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on each of the Fund’s net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax periods (periods ended August 31, 2016 through August 31, 2018, if applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended August 31, 2018, costs of purchases and proceeds from sales of investment securities, other than short-term investments, were as follows:

	Alambic Small Cap Value Plus Fund	Alambic Small Cap Growth Plus Fund	Alambic Mid Cap Value Plus Fund	Alambic Mid Cap Growth Plus Fund
Purchases of investment securities	$6,726,830	$6,154,287	$1,955,973	$1,973,677
Proceeds from sales of investment securities	$6,699,370	$6,171,773	$1,917,143	$2,013,615

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by Alambic Investment Management, L.P. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of average daily net assets with

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

respect to Alambic Small Cap Value Plus Fund and Alambic Small Cap Growth Plus Fund and at the annual rate of 0.70% of average daily net assets with respect to Alambic Mid Cap Value Plus Fund and Alambic Mid Cap Growth Plus Fund.

Pursuant to an Expense Limitation Agreement (the “ELA”) between each Fund and the Adviser, the Adviser has contractually agreed, until December 31, 2019, to reduce investment advisory fees and reimburse other expenses to the extent necessary to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expense on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; and other expenses not incurred in the ordinary course of the Fund’s business) to 0.95% of average daily net assets with respect to Alambic Small Cap Value Plus Fund and Alambic Small Cap Growth Plus Fund and to 0.85% of average daily net assets with respect to Alambic Mid Cap Value Plus Fund and Alambic Mid Cap Growth Plus Fund.

Accordingly, during the year ended August 31, 2018, the Adviser did not collect any of its investment advisory fees and reimbursed other operating expenses totaling $122,500, $122,246, $136,935 and $135,472 with respect to Alambic Small Cap Value Plus Fund, Alambic Small Cap Growth Plus Fund, Alambic Mid Cap Value Plus Fund and Alambic Mid Cap Growth Plus Fund, respectively.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by each Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitations in effect at the time the expenses to be repaid were incurred. As of August 31, 2018, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements totaling $430,219, $383,530, $230,706 and $229,490 with respect to Alambic Small Cap Value Plus Fund, Alambic Small Cap Growth Plus Fund, Alambic Mid Cap Value Plus Fund and Alambic Mid Cap Growth Plus Fund, respectively, no later than the dates as stated below:

	Alambic Small Cap Value Plus Fund	Alambic Small Cap Growth Plus Fund	Alambic Mid Cap Value Plus Fund	Alambic Mid Cap Growth Plus Fund
August 31, 2019	$126,406	$82,902	$—	$—
August 31, 2020	151,500	150,695	85,992	86,151
August 31, 2021	152,313	149,933	144,714	143,339
	$430,219	$383,530	$230,706	$229,490

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor and are not paid by the Funds for serving in such capacities.

TRUSTEE COMPENSATION

Effective August 1, 2018, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from each Fund, paid quarterly. Each Independent Trustee also receives from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to August 1, 2018, each Independent Trustee received a $1,000 annual retainer from each Fund, paid quarterly, except for the Board Chairperson who received a $1,200 annual retainer from each Fund, paid quarterly. Each Independent Trustee also received from each Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of August 31, 2018, the following shareholders owned of record 5% or more of the outstanding shares of each Fund:

Name of Record Owner	% Ownership
Alambic Small Cap Value Plus Fund
Charles Schwab & Co. (for the benefit of its customers)	54%
Kawishiwi Partners Trust	28%
Lauren Richards	6%
William Richards	6%
Jonathan Richards	6%
Alambic Small Cap Growth Plus Fund
Charles Schwab & Co. (for the benefit of its customers)	44%
Kawishiwi Partners Trust	32%
Lauren Richards	8%
William Richards	8%
Jonathan Richards	8%
Alambic Mid Cap Value Plus Fund
Charles Schwab & Co. (for the benefit of its customers)	56%
Kawishiwi Partners Trust	29%
Lauren Richards	5%
William Richards	5%
Jonathan Richards	5%

ALAMBIC FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Name of Record Owner	% Ownership
Alambic Mid Cap Growth Plus Fund
Charles Schwab & Co. (for the benefit of its customers)	54%
Kawishiwi Partners Trust	31%
Lauren Richards	5%
William Richards	5%
Jonathan Richards	5%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Sector Risk

If a Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of August 31, 2018, Alambic Mid Cap Growth Plus Fund had 29.0% of the value of its net assets invested in stocks within the Information Technology sector.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

ALAMBIC FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alambic Small Cap Value Plus Fund, Alambic Small Cap Growth Plus Fund, Alambic Mid Cap Value Plus Fund, and Alambic Mid Cap Growth Plus Fund and Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alambic Small Cap Value Plus Fund, Alambic Small Cap Growth Plus Fund, Alambic Mid Cap Value Plus Fund, and Alambic Mid Cap Growth Plus Fund (the “Funds”), each a series of Ultimus Managers Trust, as of August 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, including the related notes, and the financial highlights for each of the periods indicated in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies within the family of Funds since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 25, 2018

ALAMBIC FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2018) and held until the end of the period (August 31, 2018).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. The hypothetical returns example does not reflect actual trading in any Fund, but is used for illustrative purposes only.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

ALAMBIC FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
Alambic Small Cap Value Plus Fund
Based on Actual Fund Return	$1,000.00	$1,119.80	0.95%	$5.08
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

Alambic Small Cap Growth Plus Fund
Based on Actual Fund Return	$1,000.00	$1,123.80	0.95%	$5.09
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

Alambic Mid Cap Value Plus Fund
Based on Actual Fund Return	$1,000.00	$1,038.10	0.85%	$4.37
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

Alambic Mid Cap Growth Plus Fund
Based on Actual Fund Return	$1,000.00	$1,049.70	0.85%	$4.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.92	0.85%	$4.33

(a)	Annualized, based on each Fund’s expenses for the previous six month period.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ALAMBIC FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-890-8988, or on the SEC website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-890-8988, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-890-8988. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2018, Alambic Small Cap Value Plus Fund and Alambic Small Cap Growth Plus Fund designated $358,527 and $358,457, respectively, as long-term capital gain distributions subject to a maximum tax rate of 20%.

Qualified Dividend Income – Alambic Small Cap Value Plus Fund, Alambic Mid Cap Value Plus Fund and Alambic Mid Cap Growth Plus Fund designates 100%, 99.85% and 100%, respectively of their ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended August 31, 2018, 100% of ordinary income dividends paid by Alambic Small Cap Value Plus Fund, Alambic Mid Cap Value Plus Fund and Alambic Mid Cap Growth Plus Fund qualified for the corporate dividends received deduction.

ALAMBIC FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director (1999 to present), Co-CEO (April 2018 to present), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	19	Interested Trustee of Capital Series Trust (10 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	19	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	19	None
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairperson (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	19	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

ALAMBIC FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)	Client Implementation Manager of Ultimus Managers Trust (2014 to present); Naval Flight Officer of United States Navy (1989 to present); Business Project Manager of Vantiv, Inc. (2013 to 2014)
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present); General Counsel of The Nottingham Company (2014 to 2018)
Charles C. Black Year of Birth: 1979	Since 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager for Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-890-8988.

ALAMBIC FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Funds’ Investment Advisory Agreement with Alambic Investment Management, L.P. (the “Adviser”) for an additional one-year term (the “Agreement”). The Board approved the Agreement at an in-person meeting held on July 23-24, 2018, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In considering whether to approve the Agreement and in reaching its conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant to the Agreement, including the following factors.

The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to each Fund including, without limitation, its investment advisory services since each Fund’s inception; its compliance procedures and practices; its efforts to promote the Funds and assist in their distribution; and its compliance program. After reviewing the foregoing information and further information in the Adviser Memorandum (e.g., description of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser to each Fund were satisfactory and adequate.

The investment performance of the Funds. In this regard, the Board compared the performance of each Fund with the performance of its benchmark index, custom peer group, and Morningstar categories. The Board also considered the consistency of the Adviser’s management with each Fund’s investment objective and policies. The Board noted that:

●

the Alambic Small Cap Value Plus Fund out-performed the average and median of its custom peer group and out-performed the average and median of its Morningstar category (Small Cap Value Category Under $50 Million, True No-Load), for a one-year period, and out-performed its benchmark, the Russell 2000 Value Index, for a one-year period;

●

the Alambic Small Cap Growth Plus Fund under-performed the average and median of its custom peer group and out-performed the average and median of its Morningstar category (Small Cap Blend Category Under $50 Million, True No-Load) for a one-year period, and under-performed its benchmark, the Russell 2000 Growth Index, for a one-year period;

●

the Alambic Mid Cap Value Plus Fund under-performed the average and median of its custom peer group, and out-performed its Morningstar category’s (Mid Cap Value Category Under $50 Million, True No-Load) average, but under-performed its median, for a one-year period, and out-performed its benchmark, the Russell Mid-Cap Value Index, for a one-year period; and

●

the Alambic Mid Cap Growth Plus Fund under-performed the average and median of its custom peer group, and under-performed the average and median of its Morningstar category (Mid Cap Blend Category Under $50 Million, True No-Load) for a one-year period, and under-performed its benchmark, the Russell Mid-Cap Growth Index, for a one-year period.

ALAMBIC FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board indicated that the Adviser had satisfactorily explained its performance results for the Funds. Following additional discussion of the investment performance of each Fund; the Adviser’s experience in managing mutual funds, private funds, and separate accounts; the Adviser’s historical investment performance; and other factors, the Board concluded that the investment performance of each Fund has been satisfactory.

The costs of the services provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds. In this regard, the Board considered the Adviser’s staffing; personnel, methods of operations; the education and experience of its personnel; its compliance program, policies and procedures; the Adviser’s advisory business generally; its financial condition and the level of commitment to the Funds; the asset level of each Fund; the overall expenses of each Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients. The Board considered its discussion with the Adviser regarding the Adviser’s expense limitation agreement, and considered the Adviser’s current and past fee reductions and expense reimbursements for the Funds. The Board further took into account the Adviser’s willingness to continue the Adviser’s expense limitation agreement for the Funds until at least December 31, 2019.

The Board also considered potential benefits for the Adviser in managing the Funds, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Funds’ trades. The Board compared each Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its custom peer group and Morningstar categories and fees charged to the Adviser’s other client accounts. In considering the comparison in fees and expense ratios between the Fund and other comparable funds, the Board looked at the differences in types of funds being compared, the style of investment management, the size of the Fund, and the nature of the investment strategies. The Board noted that:

●

the Alambic Small Cap Value Plus Fund’s advisory fee was lower than the average and median advisory fee for the Alambic Small Cap Value Plus Fund’s custom peer group and higher than the average and median for the Alambic Small Cap Value Plus Fund’s Morningstar category (Small Cap Value Category Under $50 Million, True No-Load);

●

the Alambic Small Cap Growth Plus Fund’s advisory fee was higher than the average and median advisory fee for the Alambic Small Cap Growth Plus Fund’s custom peer group and the Alambic Small Cap Growth Plus Fund’s Morningstar category (Small Cap Blend Category Under $50 Million, True No-Load), but equal to the fortieth percentile for the Alambic Small Cap Growth Plus Fund’s Morningstar category;

●

the Alambic Mid Cap Value Plus Fund’s advisory fee was higher than the average and median advisory fee for the Alambic Mid Cap Value Plus Fund’s custom peer group and lower than the average and median advisory fee for the Alambic Mid Cap Value Plus Fund’s Morningstar category (Mid Cap Value Category Under $50 Million, True No-Load); and

ALAMBIC FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

●

the Alambic Mid Cap Growth Plus Fund’s advisory fee was higher than the average and lower than the median advisory fee for the Alambic Mid Cap Growth Plus Fund’s custom peer group and lower than the average and median advisory fee for the Alambic Mid Cap Growth Plus Fund’s Morningstar category (Mid Cap Blend Category Under $50 Million, True No-Load).

The Board also considered the Adviser’s commitment to limit each Fund’s expenses under the Adviser’s expense limitation agreement. The Board further noted that for the overall expense ratio:

●

the Alambic Small Cap Value Plus Fund’s overall expense ratio was lower than the average and median expense ratio for the Alambic Small Cap Value Plus Fund’s custom peer group and the Alambic Small Cap Value Plus Fund’s Morningstar category;

●

the Alambic Small Cap Growth Plus Fund’s overall expense ratio was higher than the average and median expense ratio for the Alambic Small Cap Growth Plus Fund’s custom peer group, but lower than the average and median expense ratio for the Alambic Small Cap Growth Plus Fund’s Morningstar category;

●

the Alambic Mid Cap Value Plus Fund’s overall expense ratio was higher than the average and median expense ratio for the Alambic Mid Cap Value Plus Fund’s custom peer group and lower than the average and median expense ratio for the Alambic Mid Cap Value Plus Fund’s Morningstar category; and

●

the Alambic Mid Cap Growth Plus Fund’s was lower than the average and the median expense ratio for the Alambic Mid Cap Growth Plus Fund’s custom peer group and lower than the average and median expense ratio for the Alambic Mid Cap Growth Plus Fund’s Morningstar category.

The Board also compared the fees paid by each Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the services received by the Funds. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable to each of the Funds. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of each Fund and the Adviser’s commitment to limit the expenses of each Fund under the Adviser’s expense limitation agreement. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that for each Fund, the advisory fees paid to the Adviser by the fund are fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. In this regard, the Board considered that for each Fund, the fee arrangement with the Adviser involves both the advisory fee and the Adviser’s expense limitation agreement. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Funds will continue to experience benefits from the Adviser’s expense limitation agreement until each fund’s assets grow to a level where its expenses otherwise fall below the expense

ALAMBIC FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

limit. Following further discussion of the asset levels for each Fund, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser will continue to provide benefits and that each Fund’s arrangements were fair and reasonable in relation to the nature and quality of services being provided by the Adviser, and given each Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies, procedures and performance in seeking best execution for its clients, including the Funds. The Board also considered the historical portfolio turnover rate for each Fund; the process by which the Adviser evaluates the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating broker-dealers; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Funds, the Adviser’s process for allocating trades among its different clients, including the Adviser’s private fund and the Funds. The Board also considered the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board determined for each Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the Fund and its shareholders.

This page intentionally left blank.

BLUE CURRENT GLOBAL DIVIDEND FUND

INSTITUTIONAL CLASS (BCGDX)

Annual Report

August 31, 2018

BLUE CURRENT GLOBAL DIVIDEND FUND LETTER TO SHAREHOLDERS	August 31, 2018

Dear Shareholders.

PERFORMANCE SUMMARY

The Blue Current Global Dividend Fund (the “Fund”) returned 5.58% over the last twelve months ended August 31, 2018. The Fund’s benchmark, the MSCI World High Dividend Yield Index, returned 6.43% over the same period. The MSCI World High Dividend Yield Index most accurately reflects the Fund’s investment objective to invest in high-quality, dividend paying stocks globally. Since inception, the Fund has returned 24.53%, which compares to a 19.96% return for the MSCI World High Dividend Yield Index. It is important to remind our investors that we are not managing the Fund to track or beat an index. We do not select securities to align with an index, or the underlying sector and country holdings, but rather we aim to construct a portfolio of high quality companies that are committed to dividend growth and offer an attractive yield.

	Total Returns for periods ended August 31, 2018
Fund Name (Institutional Share Class)	QTD (since 5/31/18)	YTD (since 12/31/17)	Trailing 1 Year (since 8/31/17)	Since Inception (9/18/14)
Blue Current Global Dividend	2.92%	-0.27%	5.58%	24.53%
MSCI World High Div Yield Index	4.05%	0.27%	6.43%	19.96%

Source: Bloomberg

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-800-514-3583.

Over the past twelve months there has been a material performance gap between our U.S.-based investments and our securities that are domiciled outside of the U.S.. Much of the dispersion has been created in 2018 due to several factors including a strengthening U.S. economy accelerated by recent fiscal initiatives, and coincidentally, the continuation of a tepid recovery across other developed international markets. Outside of the U.S., political uncertainty due to Brexit in the UK, the inability for Italy to form a government, and the breakdown of trade relations between the U.S. and its counterparts have all created challenges for a portfolio invested in multi-national companies, no matter the balance sheet strength or quality of the company. Given this backdrop, the U.S. Dollar has appreciated materially this year, increasing global currency volatility, and adding another performance challenge for U.S.-based investors. We do not know for how long the economic and earnings discrepancy between the U.S. and the rest of world will persist, however, the portfolio’s underlying companies, domestic and foreign, continue to deliver dividend growth. Absent an appreciation in price by the underlying securities, the portfolio’s yield will continue to rise given the cash flow growth of our companies. We believe the portfolio will finish the calendar year with a double-digit percentage rise in dividends.

1

Within the U.S., our technology sector investments were the best performers over the past 12 months. Historically, technology has not been a significant sector investment in the Fund, largely due to our requirement that new positions have a 2% minimum dividend yield at purchase, a factor that eliminates many of the innovators and highest growers. Generally, semiconductor manufacturers and equipment producers are heavily represented in our select universe. However, the industry is highly volatile, prone to commodity-like pricing, and can often lack end market diversification, adding investment challenges. Within that group we identified Texas Instruments several years ago, a leader in the category due to its leading edge technology, and broad end-market exposure. Along with Texas Instruments, we have found several other great dividend growth companies in the sector (Microsoft and Cisco), but have not been willing to compromise our quality and dividend expectations to size the sector beyond its current 15% weighting in the portfolio.

The performance of our international investments has been exceptionally frustrating in 2018. Three positions, Atlantia, Bayer, and ING, have been materially and negatively impacted by idiosyncratic factors (i.e. the horrific Genoa bridge collapse impacting Atlantia), legal risks (i.e. Bayer’s acquisition of Monsanto), and emerging market uncertainty (i.e. ING). All of these risks are inherent in managing an equity portfolio, but the frequency of the events, combined with the underlying stock reaction, have been unprecedented since the launch of the strategy. We have made several adjustments to the international holdings, including the sale of Atlantia, and the rebalancing of Bayer and ING.

The top five contributors over the last twelve months were led by Microsoft, Texas Instruments, Cisco, LVMH, and Abbott Labs. The top five detractors were Atlantia, Bayer, ING, Vodafone, and British American Tobacco.

Our exposure by geography (excluding cash) is approximately 56% U.S. and 44% Non-U.S.. This is slightly changed since last semi-annual period when the portfolio was approximately 50% allocated to the U.S.. The decline in non-U.S. exposure is due to the sale of Atlantia and relative outperformance by our U.S. names.

BLUE CURRENT PHILOSOPHY & OBJECTIVES

It is important to remind the Fund’s shareholders of our philosophy and objectives. In the current environment, investors need to make every penny work for them. With yield in short supply and safe income streams providing little return, quality companies with growing and sustainable cash flow from across the globe might be less risky than you think – and more fruitful. Over the long run, dividends matter, and dividend growth investors have outperformed.

The Fund utilizes its investment expertise in growing cash flow through what we believe is a niche universe of high quality, dividend-paying companies with sustainable business models and dividend policies. The primary objectives are to pay a stable and increasing dividend each quarter and deliver attractive long term capital appreciation to investors.

The Blue Current investment team concentrates on a select portfolio of 25-50 companies across developed markets that meet our stringent qualities. We focus on companies that we believe have a strong history of rewarding shareholders and have the financial ability

2

to continue to increase the dividend over time. We also focus on the future earnings potential of each company and strive to purchase those businesses when they are trading at a discount to their true value.

OUTLOOK SUMMARY

Despite a frustrating semi-annual period from unforeseen company specific events, we believe we are seeing the most attractive combination of value and fundamentals in our collective portfolio in the Fund’s history. The portfolio is now trading at 14x estimated earnings, yielding 3.4%, and we are anticipating a dividend growth rate that should exceed 10%. Dividend payers are out of favor thus far in 2018 which makes us very excited about the return potential ahead for dividend payers and our portfolio in particular. The key near-term risks remain with tariffs, the midterm election, and the overall currency stability in the emerging markets.

Sincerely,

Henry “Harry” M. T. Jones Co-Portfolio Manager Blue Current Global Dividend Fund	Dennis Sabo, CFA Co-Portfolio Manager Blue Current Global Dividend Fund

Disclosure and Risk Summary

The Letter to Shareholders seeks to describe some of the current opinions and views of the financial markets of Edge Capital Group, LLC (the “Adviser”). Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time and may no longer be held by the Fund. For a complete list of securities held in the Fund as of August 31, 2018, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

The opinions expressed herein are those of the Adviser, and the report is not meant as legal, tax, or financial advice. You should consult your own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of investing. The external data presented in this report have been obtained from independent sources (as noted) and

3

are believed to be accurate, but no independent verification has been made and accuracy is not guaranteed. The information contained in this report is not intended to address the needs of any particular investor.

The information contained in this document does not constitute an offer to sell any securities nor a solicitation to purchase any securities. Index returns reflect the reinvestment of dividends. An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.bluecurrentfunds.com or call 1-800-514-3583 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Blue Current Global Dividend Fund is distributed by Ultimus Fund Distributors, LLC.

PAST PERFORMANCE CANNOT BE CONSTRUED AS AN INDICATOR OF FUTURE RESULTS BECAUSE OF, AMONG OTHER THINGS, POSSIBLE DIFFERENCES IN MARKET CONDITIONS, INVESTMENT STRATEGY, AND REGULATORY CLIMATE. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-514-3583. THE FUND INVESTS PRIMARILY IN DIVIDEND PAYING COMPANIES AND IT IS POSSIBLE THESE COMPANIES MAY ELIMINATE OR REDUCE THEIR DIVIDEND PAYMENTS. INDEX INFORMATION (I) IS INCLUDED MERELY TO SHOW THE GENERAL TREND IN THE EQUITY MARKETS FOR THE PERIOD INDICATED AND IS NOT INTENDED TO IMPLY THAT THE FUND’S PORTFOLIO WILL BE SIMILAR TO THE INDICES EITHER IN COMPOSITION OR RISK AND (II) HAS BEEN OBTAINED FROM SOURCES BELIEVED TO BE ACCURATE.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

4

BLUE CURRENT GLOBAL DIVIDEND FUND
PERFORMANCE INFORMATION
August 31, 2018 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Blue Current Global Dividend Fund -
Institutional Class vs. the MSCI World Index
and the MSCI World High Dividend Yield Index

Average Annual Total Returns (for the periods ended August 31, 2018)
	1 Year	3 Years	Since Inception(b)
Blue Current Global Dividend Fund - Institutional Class(a)	5.58%	9.31%	5.71%
MSCI World Index	13.10%	11.92%	7.84%
MSCI World High Dividend Yield Index	6.43%	9.68%	4.72%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on September 18, 2014.

5

BLUE CURRENT GLOBAL DIVIDEND FUND
PORTFOLIO INFORMATION
August 31, 2018 (Unaudited)

Sector Diversification
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Microsoft Corporation	4.6%
Cisco Systems, Inc.	3.8%
United Technologies Corporation	3.0%
Deutsche Post AG	3.0%
Johnson & Johnson	3.0%
Novartis AG - ADR	3.0%
Sanofi - ADR	2.8%
CoreSite Realty Corporation	2.8%
Crown Castle International Corporation	2.7%
International Paper Company	2.7%

6

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS August 31, 2018
COMMON STOCKS — 96.7%	Shares	Value
Consumer Discretionary — 9.4%
Household Durables — 2.5%
Leggett & Platt, Inc.	35,600	$1,617,664

Leisure Products — 2.1%
Hasbro, Inc.	13,900	1,380,409

Media — 2.5%
Publicis Groupe S.A. (a)	25,350	1,621,039

Textiles, Apparel & Luxury Goods — 2.3%
LVMH Moet Hennessy Louis Vuitton SE (a)	4,380	1,535,437

Consumer Staples — 14.9%
Beverages — 2.0%
Diageo plc - ADR	9,347	1,303,065

Food Products — 6.7%
Danone S.A. (a)	22,630	1,782,135
Nestlé S.A. - ADR	14,815	1,240,756
Unilever plc - ADR	24,340	1,384,216
		4,407,107
Household Products — 4.0%
Clorox Company (The)	8,200	1,188,836
Procter & Gamble Company (The)	16,750	1,389,412
		2,578,248
Tobacco — 2.2%
British American Tobacco plc (a)	30,000	1,450,563

Energy — 9.0%
Oil, Gas & Consumable Fuels — 9.0%
BP plc - ADR	36,550	1,567,264
Enterprise Products Partners, L.P.	53,650	1,534,390
ONEOK, Inc.	19,110	1,259,540
Royal Dutch Shell plc - Class B - ADR	23,240	1,565,911
		5,927,105

See accompanying notes to financial statements.

7

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.7% (Continued)	Shares	Value
Financials — 13.0%
Banks — 8.5%
BB&T Corporation	30,350	$1,567,881
ING Groep N.V. - ADR	48,500	658,630
PNC Financial Services Group, Inc. (The)	11,400	1,636,356
SunTrust Banks, Inc.	23,100	1,699,236
		5,562,103
Insurance — 4.5%
Allianz SE (a)	7,240	1,543,169
Swiss Re AG (a)	15,400	1,385,587
		2,928,756
Health Care — 13.2%
Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	20,000	1,336,800

Pharmaceuticals — 11.2%
Bayer AG (a)	17,365	1,620,600
Johnson & Johnson	14,625	1,969,841
Novartis AG - ADR	23,470	1,948,245
Sanofi - ADR	42,115	1,804,628
		7,343,314
Industrials — 9.6%
Aerospace & Defense — 3.0%
United Technologies Corporation	15,150	1,995,255

Air Freight & Logistics — 3.0%
Deutsche Post AG (a)	54,600	1,985,682

Electrical Equipment — 1.9%
Eaton Corporation plc	14,739	1,225,400

Machinery — 1.7%
Cummins, Inc.	7,780	1,103,204

See accompanying notes to financial statements.

8

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.7% (Continued)	Shares	Value
Information Technology — 15.0%
Communications Equipment — 3.8%
Cisco Systems, Inc.	52,200	$2,493,594

Electronic Equipment, Instruments & Components — 2.6%
Corning, Inc.	50,900	1,705,659

Semiconductors & Semiconductor Equipment — 4.0%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	19,900	867,640
Texas Instruments, Inc.	15,355	1,725,902
		2,593,542
Software — 4.6%
Microsoft Corporation	26,705	2,999,773

Materials — 5.2%
Chemicals — 2.5%
DowDuPont, Inc.	23,540	1,650,860

Containers & Packaging — 2.7%
International Paper Company	35,000	1,789,900

Real Estate — 5.5%
Equity Real Estate Investment Trusts (REITs) — 5.5%
CoreSite Realty Corporation	15,450	1,799,462
Crown Castle International Corporation	15,740	1,794,832
		3,594,294
Telecommunication Services — 1.9%
Wireless Telecommunication Services — 1.9%
Vodafone Group plc - ADR	56,320	1,217,075

Total Common Stocks (Cost $55,011,161)		$63,345,848

See accompanying notes to financial statements.

9

BLUE CURRENT GLOBAL DIVIDEND FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.9%	Shares	Value
First American Government Obligations Fund - Class Z, 1.80% (b) (Cost $1,924,550)	1,924,550	$1,924,550

Total Investments at Value — 99.6% (Cost $56,935,711)		$65,270,398

Other Assets in Excess of Liabilities — 0.4%		272,764

Net Assets — 100.0%		$65,543,162

ADR – American Depositary Receipt.

(a)	Level 2 security (Note 2).

(b)	The rate shown is the 7-day effective yield as of August 31, 2018.

See accompanying notes to financial statements.

10

BLUE CURRENT GLOBAL DIVIDEND FUND SUMMARY OF COMMON STOCKS BY COUNTRY August 31, 2018
Country	Value	% of Net Assets
United States	$35,638,806	54.4%
United Kingdom	8,488,094	12.9%
France	6,743,239	10.3%
Germany	5,149,451	7.9%
Switzerland	4,574,588	7.0%
Ireland	1,225,400	1.9%
Taiwan Province of China	867,640	1.3%
Netherlands	658,630	1.0%
	$63,345,848	96.7%

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS August 31, 2018
Counterparty	Settlement Date	Currency To Deliver		Currency To Receive		Net Unrealized Appreciation
BNY Mellon	9/4/2018	EUR	3,200,000	USD	3,753,600	$39,148

EUR - Euro

USD - U.S. Dollar

The average net monthly notional value of forward foreign currency contracts for the year ended August 31, 2018 was $7,167,416.

See accompanying notes to financial statements.

11

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2018
ASSETS
Investments in securities:
At cost	$56,935,711
At value (Note 2)	$65,270,398
Receivable for capital shares sold	105,055
Dividends receivable	177,241
Unrealized appreciation on forward foreign currency contracts (Notes 2 and 5)	39,148
Other assets	6,479
Total assets	65,598,321

LIABILITIES
Payable to Adviser (Note 4)	34,050
Payable to administrator (Note 4)	11,620
Other accrued expenses	9,489
Total liabilities	55,159

NET ASSETS	$65,543,162

NET ASSETS CONSIST OF:
Paid-in capital	$57,304,551
Undistributed net investment income	350,742
Accumulated net realized losses from investment transactions	(485,966)
Net unrealized appreciation on investments	8,334,687
Net unrealized appreciation on forward foreign currency contracts	39,148
NET ASSETS	$65,543,162

PRICING OF INSTITUTIONAL SHARES (Note 1)
Net assets applicable to Institutional Shares	$65,543,162
Shares of Institutional Shares outstanding (no par value, unlimited number of shares outstanding)	5,716,515
Net asset value, offering and redemption price per share (a) (Note 2)	$11.47

(a)	Redemption fee may apply to redemptions of shares held for 7 days or less.

See accompanying notes to financial statements.

12

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENT OF OPERATIONS For the Year Ended August 31, 2018
INVESTMENT INCOME
Dividends	$2,123,144
Foreign withholding taxes on dividends	(174,916)
Total investment income	1,948,228

EXPENSES
Investment advisory fees (Note 4)	631,776
Administration fees (Note 4)	63,822
Professional fees	45,750
Fund accounting fees (Note 4)	42,431
Custodian and bank service fees	18,003
Transfer agent fees (Note 4)	18,000
Compliance fees and expenses (Note 4)	12,244
Registration and filing fees	12,171
Trustees’ fees and expenses (Note 4)	10,009
Printing of shareholder reports	7,500
Pricing fees	5,593
Postage and supplies	5,243
Insurance expense	2,717
Other expenses	13,521
Total expenses	888,780
Fee reductions by the Adviser (Note 4)	(257,004)
Net expenses	631,776

NET INVESTMENT INCOME	1,316,452

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY TRANSLATION
Net realized gains (losses) from:
Investments	329,634
Forward foreign currency contracts (Notes 2 and 5)	(472,454)
Foreign currency transactions (Note 2)	(13,660)
Net change in unrealized appreciation (depreciation) on:
Investments	2,001,653
Forward foreign currency contracts (Notes 2 and 5)	138,199
Foreign currency translation (Note 2)	(195)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY TRANSLATION	1,983,177

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,299,629

See accompanying notes to financial statements.

13

BLUE CURRENT GLOBAL DIVIDEND FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2018	Year Ended August 31, 2017
FROM OPERATIONS
Net investment income	$1,316,452	$1,209,550
Net realized gains (losses) from:
Investments	329,634	1,356,530
Forward foreign currency contracts	(472,454)	—
Foreign currency transactions	(13,660)	(17,859)
Net change in unrealized appreciation (depreciation) on:
Investments	2,001,653	4,061,572
Forward foreign currency contracts	138,199	(99,051)
Foreign currency translation	(195)	195
Net increase in net assets from operations	3,299,629	6,510,937

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Net investment income, Institutional Shares	(778,879)	(981,628)
Realized capital gains, Institutional Shares	(1,162,832)	—
Decrease in net assets from distributions to shareholders	(1,941,711)	(981,628)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	8,580,932	16,759,462
Net asset value of shares issued in reinvestment of distributions	1,454,021	747,191
Proceeds from redemption fees collected (Note 2)	764	—
Payments for shares redeemed	(5,698,681)	(2,819,565)
Net increase in Institutional Shares net assets from capital share transactions	4,337,036	14,687,088

TOTAL INCREASE IN NET ASSETS	5,694,954	20,216,397

NET ASSETS
Beginning of year	59,848,208	39,631,811
End of year	$65,543,162	$59,848,208

UNDISTRIBUTED NET INVESTMENT INCOME	$350,742	$423,441

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	742,293	1,604,703
Shares reinvested	127,013	70,912
Shares redeemed	(495,023)	(274,670)
Net increase in shares outstanding	374,283	1,400,945
Shares outstanding, beginning of year	5,342,232	3,941,287
Shares outstanding, end of year	5,716,515	5,342,232

See accompanying notes to financial statements.

14

BLUE CURRENT GLOBAL DIVIDEND FUND INSTITUTIONAL SHARES FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Period Ended August 31, 2015(a)
Net asset value at beginning of period	$11.20	$10.06	$9.42	$10.00

Income (loss) from investment operations:
Net investment income	0.23	0.24	0.22	0.16
Net realized and unrealized gains (losses) on investments and foreign currencies	0.39	1.11	0.61	(0.62)
Total from investment operations	0.62	1.35	0.83	(0.46)

Less distributions:
From net investment income	(0.14)	(0.21)	(0.19)	(0.12)
From net realized gains	(0.21)	—	—	—
Total distributions	(0.35)	(0.21)	(0.19)	(0.12)

Proceeds from redemption fees collected (Note 2)	0.00 (b)	—	—	—

Net asset value at end of period	$11.47	$11.20	$10.06	$9.42

Total return (c)	5.58%	13.57%	8.92%	(4.65	%)(d)

Net assets at end of period (000’s)	$65,543	$59,848	$39,632	$30,098

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.39%	1.45%	1.55%	1.68	%(e)
Ratio of net expenses to average net assets (f)	0.99%	0.99%	0.99%	0.99	%(e)
Ratio of net investment income to average net assets (f)	2.06%	2.47%	2.37%	2.04	%(e)
Portfolio turnover rate	50%	61%	58%	72	%(d)

(a)	Represents the period from the commencement of operations (September 18, 2014) through August 31, 2015.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

15

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2018

1. Organization

Blue Current Global Dividend Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek current income and capital appreciation.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads or distribution fees and subject to a $100,000 initial investment requirement). As of August 31, 2018, the Investor Class shares (to be sold without any sales loads, but subject to a distribution fee of up to 0.25% of Investor Class’ average daily net assets and subject to a $2,500 initial investment requirement) are not currently offered. When both classes are offered, each share class will represent an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund generally values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the

16

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

same securities. Securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The Fund’s foreign equity securities actively traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service. The Board has authorized the Fund to retain an independent pricing service to determine the fair value of its foreign securities because the value of such securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report or merger announcement); or U.S. market-specific (such as a significant movement in the U.S. market that is deemed to affect the value of foreign securities). The pricing service uses an automated system that incorporates a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2018:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$50,421,636	$12,924,212	$—	$63,345,848
Money Market Funds	1,924,550	—	—	1,924,550
Total	$52,346,186	$12,924,212	$—	$65,270,398

17

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Other Financial Instruments:	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$39,148	$—	$39,148
Total	$—	$39,148	$—	$39,148

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of August 31, 2018, the Fund did not have any transfers between Levels. In addition, the Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of August 31, 2018. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Forward foreign currency contracts – The Fund, at times, uses forward foreign currency contracts to offset the exposure to foreign currency. All foreign currency contracts are “marked-to-market” daily at the applicable translation rates, resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency contracts will be included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

18

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class, except that shareholders of the Fund are subject to a redemption fee equal to 2.00% of the value of Fund shares redeemed within 7 days of purchase, excluding involuntary redemptions of accounts that fall below the minimum investment amount or the redemption of Fund shares representing reinvested dividends, capital gain distributions, or capital appreciation. During the years ended August 31, 2018 and 2017, proceeds from redemption fees, recorded in capital, totaled $764 and $0, respectively.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. The Fund may also invest in master limited partnerships (“MLPs”) whose distributions generally are comprised of ordinary income, capital gains and return of capital from the MLP. For financial statement purposes, the Fund records all income received as ordinary income. This amount may be subsequently revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Withholding taxes on foreign dividends have been recorded for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income are declared and paid quarterly to shareholders. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended August 31, 2018 and 2017 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
08/31/18	$952,107	$989,604	$1,941,711
08/31/17	$981,628	$—	$981,628

19

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

On September 28, 2018, the Fund paid an ordinary income dividend of $0.0304 per share to shareholders of record on September 27, 2018.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2018:

Tax cost of portfolio investments	$57,010,658
Gross unrealized appreciation	$9,617,579
Gross unrealized depreciation	(1,357,839)
Net unrealized appreciation on investments	8,259,740
Accumulated capital and other losses	(21,129)
Accumulated earnings	$8,238,611

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales, the tax treatment of the cost of securities received as in-kind subscriptions at the inception of the Fund, and the tax treatment of income and capital gains on publicly-traded partnerships held by the Fund.

Specified capital losses incurred after October 31, 2017 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended August 31, 2018, the Fund deferred until September 1, 2018 short-term post-October capital losses of $21,129.

20

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended August 31, 2018, the following reclassifications were made on the Statement of Assets and Liabilities as a result of permanent difference in the recognition of capital gains or losses under income tax regulations and GAAP:

Paid-in capital	$(123)
Undistributed net investment income	$(610,272)
Accumulated net realized losses from investment transactions	$610,395

These differences are primarily due to the tax treatment of net realized losses from forward foreign currency contracts and foreign currency transactions and the reclassification of distributions in excess of net realized capital gains. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (tax years ended August 31, 2015 through August 31, 2018) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. federal.

3. Investment Transactions

During the year ended August 31, 2018, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $35,206,803 and $30,774,061, respectively.

4. Transactions with Related Parties

On August 1, 2018, Edge Advisors, LLC (the “Previous Adviser”), the Fund’s previous investment advisor, closed a transaction (the “Transaction”) under which the Previous Adviser was acquired by Edge Capital Group, LLC (the “New Adviser”), a wholly-owned subsidiary of Focus Operating, LLC, which in turn is wholly-owned by Focus Financial Partners, LLC. Focus Financial Partners, LLC is controlled by its managing member, Focus Financial Partners Inc. (collectively, “Focus”). Focus Financial Partners Inc. is a publicly traded company, the stock of which is traded on NASDAQ Global Select (FOCS).

The Transaction was deemed to be a change in control, and therefore an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund’s previous investment advisory agreement with the Previous Adviser (the “Previous Investment Advisory Agreement”) and resulted in its automatic termination. An interim investment advisory agreement (the “Interim Investment Advisory Agreement”) and a new investment advisory agreement (the “New Investment Advisory Agreement”), each with the New Adviser and each with substantially the same terms as the previous

21

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

agreement, except for the start and end date of the agreements and, in the case of the interim investment advisory agreement, various terms related to compliance with Rule 15a-4 of the 1940 Act, were approved by the Trust’s Board of Trustees at a meeting held on July 23-24, 2018, and the New Investment Advisory Agreement was submitted to the Fund’s shareholders for approval on September 11, 2018.

PREVIOUS INVESTMENT ADVISORY AGREEMENT

Prior to August 1, 2018, the Fund’s investments were managed by the Previous Adviser pursuant to the terms of the Previous Investment Advisory Agreement. Under the Previous Investment Advisory Agreement, the Fund paid the Previous Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Previous Adviser (the “Previous ELA”), the Previous Adviser had agreed, until January 1, 2020, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividends expenses on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the Fund’s average daily net assets.

INTERIM INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the New Adviser pursuant to the terms of an Interim Investment Advisory Agreement. Under the Interim Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.99% of its average daily net assets.

Pursuant to an Interim Expense Limitation Agreement between the Fund and the New Adviser (the “Interim ELA”), the New Adviser has agreed, until January 1, 2020, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividends expenses on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of the Fund’s average daily net assets of the Institutional Class shares.

Accordingly, under each of the Previous ELA and the Interim ELA, the Previous Adviser and the New Adviser, respectively, reduced their investment advisory fees in the aggregate amount of $257,004 during the year ended August 31, 2018.

Under the terms of the Interim ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund’s total annual operating expenses to exceed the lesser of (i) the

22

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2018, the Adviser may seek recoupment of investment advisory fee reductions in the amount of $671,744 no later than the dates stated below:

August 31, 2019	$189,186
August 31, 2020	225,554
August 31, 2021	257,004
Total	$671,744

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor and are not paid by the Fund for serving in such capacities.

TRUSTEE COMPENSATION

Effective August 1, 2018, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to August 1, 2018, each Independent Trustee received a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

23

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of August 31, 2018, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Pershing, LLC (for the benefit of multiple shareholders)	79%
Charles Schwab & Co., Inc. (for the benefit of multiple shareholders)	11%
National Financial Services, LLC (for the benefit of multiple shareholders)	5%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Derivative Transactions

At August 31, 2018, the Fund was invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Currency	Forward foreign currency contracts	Unrealized appreciation on forward foreign currency contracts	$39,148	Unrealized depreciation on forward foreign currency contracts	$—

For the year ended August 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Risk	Derivative Type	Net Realized Losses	Net Change in Unrealized Appreciation (Depreciation)
Currency	Forward foreign currency contracts	$(472,454)	$138,199

In the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset the exposure

24

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

it has on any transactions with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Fund manages its cash collateral and securities collateral, if any, on a counterparty basis.

The following table presents, by derivative type, the Fund’s financial derivative instruments net of the related collateral (received)/pledged, if any, at August 31, 2018:

	Gross	Gross Amounts	Net Amounts of Assets Presented	Gross Amounts Not Offset in the Statement of Assets & Liabilities		Net Amount
Derivative Type	Amounts of Recognized Assets (Liabilities)	Offset in the Statement of Assets & Liabilities	in the Statement Of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)
Forward Foreign Currency Contracts	$39,148	$—	$39,148	$—	$—	$39,148
Total subject to a master netting or similar arrangement	$39,148	$—	$39,148	$—	$—	$39,148

6. Foreign Investment Risk

Compared with investing in the U.S., investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls, and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains or increase losses from investments denominated in foreign currencies. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the U.S. The value of foreign securities may be affected by incomplete, less frequent, or inaccurate financial information about their issuers, social upheavals, or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage by market analysts than U.S. companies and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations, warranties, and general indemnifications. The Fund’s maximum exposure under these

25

BLUE CURRENT GLOBAL DIVIDEND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on September 28, 2018, as discussed in Note 2, and the following:

A meeting of the Fund’s shareholders is scheduled for October 29, 2018, at which the shareholders will consider the approval of the New Investment Advisory Agreement with the New Adviser. In the event that the Fund’s shareholders elect not to approve the New Investment Advisory Agreement, the Trust’s Board of Trustees will consider other possible options available to the Fund, including, without limitation, seeking another investment adviser for the Fund or possibly closing the Fund.

26

BLUE CURRENT GLOBAL DIVIDEND FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Blue Current Global Dividend Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments and schedule of forward foreign currency contracts, of Blue Current Global Dividend Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2014.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 25, 2018

27

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2018) and held until the end of the period (August 31, 2018).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares held for less than 7 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

28

BLUE CURRENT GLOBAL DIVIDEND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

Institutional Class	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
Based on Actual Fund Return	$1,000.00	$1,007.70	0.99%	$5.01
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.21	0.99%	$5.04

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

29

BLUE CURRENT GLOBAL DIVIDEND FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-514-3583, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-514-3583. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2018, the Fund designated $989,604 as long-term capital gain distributions subject to a maximum tax rate of 20%.

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended August 31, 2018, 83.02% of ordinary income dividends qualified for the corporate dividends received deduction.

30

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director (1999 to present), Co-CEO (April 2018 to present), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	19	Interested Trustee of Capital Series Trust (10 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	19	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	19	None
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairperson (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	19	None

31

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)	Client Implementation Manager of Ultimus Managers Trust (2014 to present); Naval Flight Officer of United States Navy (1989 to present); Business Project Manager of Vantiv, Inc. (2013 to 2014)
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present); General Counsel of The Nottingham Company (2014 to 2018)

32

BLUE CURRENT GLOBAL DIVIDEND FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Charles C. Black Year of Birth: 1979	Since 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager for Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-514-3583.

33

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF PREVIOUS INVESTMENT
ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, reviewed and approved the Previous Investment Advisory Agreement. The Board approved the Previous Investment Advisory Agreement at an in-person meeting held on April 22-23, 2018, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Previous Adviser in response to requests of the Board and counsel. In considering whether to approve the Previous Investment Advisory Agreement and in reaching its conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant to the Previous Investment Advisory Agreement, including the following factors.

The nature, extent, and quality of the services provided by the Previous Adviser. In this regard, the Board reviewed the services being provided by the Previous Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception, the Previous Adviser’s compliance policies and procedures, its efforts to promote the Fund and assist in its distribution, and its compliance program. After reviewing the foregoing information and further information in the Previous Adviser Memorandum (e.g., descriptions of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Previous Adviser were satisfactory and adequate for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group and related Morningstar category. The Board noted that the Fund had outperformed its custom peer group’s average performance for the one year period and the median performance since inception and slightly under performed its custom peer group’s average performance since the Fund’s inception; while underperforming its Morningstar category’s (World Large Stock Funds under $100 million, True No-Load) median and average performance for the one year period and since the Fund’s inception. The Board also considered the consistency of the Previous Adviser’s management with the Fund’s investment objective and policies. The Board indicated that the Previous Adviser had satisfactorily explained its performance results for the Fund. Following discussion of the investment performance of the Fund and its performance relative to its Morningstar category, the Previous Adviser’s experience in managing a mutual fund and separate accounts, its historical investment performance, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Previous Adviser and its affiliates from its relationship with the Fund. In this regard, the Board considered the Previous Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund, and, generally, the Previous Adviser’s

34

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF PREVIOUS INVESTMENT
ADVISORY AGREEMENT (Unaudited)

advisory business; the asset level of the Fund; and the overall expenses of the Fund, including the advisory fee. The Board considered the expense limitation agreement with the Previous Adviser, and considered the Previous Adviser’s current and past fee reductions and expense reimbursements for the Fund. The Board further took into account the Previous Adviser’s commitment to continue the expense limitation agreement until at least January 1, 2020.

The Board also considered potential benefits for the Previous Adviser in managing the Fund, including promotion of the Previous Adviser’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its Morningstar category. The Board noted that the 0.99% advisory fee for the Fund was above the average and the median for the Fund’s custom peer group, and above the average and median of funds of similar size and structure in the Fund’s Morningstar category, but less than the highest advisor fee in its Morningstar category. The Board further noted that the overall annual expense ratio of 0.99% for the Fund is above the average and median for the Fund’s custom peer group, and below the average and median for its Morningstar category. The Board also considered the fee charged by the Previous Adviser to its other accounts that have a substantially similar strategy as the Fund and considered the similarities and differences of services received by such other accounts as compared to the services received by the Fund. The Board noted that the fee structures applicable to the Previous Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable to the Fund. The Board further considered the investment strategy and style used by the Previous Adviser in managing the portfolio of the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Previous Adviser by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Previous Adviser involve both the advisory fee and the expense limitation agreement with the Previous Adviser. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the expense limitation agreement. Following further discussion of the Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangements with the Previous Adviser would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable in relation to the nature and quality of services being provided by the Previous Adviser, given the Fund’s projected asset levels for the next year.

35

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF PREVIOUS INVESTMENT
ADVISORY AGREEMENT (Unaudited)

Brokerage and portfolio transactions. In this regard, the Board considered the Previous Adviser’s trading policies, procedures, and performance in seeking best execution for its clients, including the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which the Previous Adviser evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Previous Adviser. After further review and discussion, the Board determined that the Previous Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, the Previous Adviser’s process for allocating trades among its different clients, and the substance and administration of the Previous Adviser’s Code of Ethics. Following further consideration and discussion, the Board found that the Previous Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Previous Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

36

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF INTERIM AND NEW INVESTMENT ADVISORY AGREEMENTS (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Interim Investment Advisory Agreement and New Investment Advisory Agreement with the New Adviser for a 150-day term and a two-year term, respectively (the “Agreements”), subsequent to the termination of the Previous Investment Advisory Agreements between the Fund the Previous Adviser. The Previous Investment Advisory Agreements terminated upon the acquisition of the Previous Adviser by the New Adviser, which closed on August 1, 2018 (the “Transaction”). The New Adviser is expected to retain the same principals and officers as the Previous Adviser, and the Fund’s portfolio managers are expected to remain the same, but the New Adviser is wholly owned by Focus Financial Partners, LLC, which is in turn controlled by its managing member, Focus Financial Partners, LLC, which is in turn controlled by its managing member, Focus Financial Partners, Inc. a publicly traded company (collectively, “Focus”). The Board approved the Agreements at an in-person meeting held on July 23-24, 2018, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the New Adviser in response to requests of the Board and counsel. In considering whether to approve the Agreements and in reaching its conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant to the Agreements, including the following factors.

The nature, extent, and quality of the services provided by the New Adviser. In this regard, the Board reviewed the services being provided by the current portfolio management team to the Fund including, without limitation, the investment advisory services since the Fund’s inception, and their efforts to promote the Fund and assist in its distribution. The Board also considered the New Adviser’s proposed services to the Fund including, without limitation, the New Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objective and limitations; proposed marketing and distribution efforts; and the New Adviser’s compliance procedures and practices. The Board considered that the New Adviser was only recently organized, but the New Adviser had made representations to the Board that no changes were anticipated in the portfolio management team or investment approach as a result of the Transaction. After reviewing the foregoing information and further information regarding the New Adviser’s business (including information in the Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the New Adviser were satisfactory and adequate for the Fund.

The investment management capabilities and experience of the New Adviser. In this regard, the Board considered the representations by the New Adviser that the portfolio management team at the Previous Adviser providing investment management services to the Fund had been retained by the New Adviser and that they are expected to continue providing the same investment management services to the Fund after the closing of the

37

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF INTERIM AND NEW INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

Transaction. The Board also considered the experience of other personnel at the New Adviser’s parent company and affiliates. After consideration of these and other factors, the Board determined that the New Adviser will have the requisite experience to serve as investment adviser for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark indexes, custom peer group and related Morningstar category. The Board also considered the consistency of the Previous Adviser’s management with the Fund’s investment objective and policies and representations by the New Adviser that no anticipated changes to the Fund’s portfolio management team is expect as a result of the Transaction. The Board noted that while relative to its custom peer group and funds of similar size and structure in the Fund’s Morningstar category (World Large Stock Funds under $100 million, True no-Load), the Fund had underperformed the custom peer groups’ average and median for the one year period, and underperformed the Morningstar category’s average for the one and three year periods, the Fund had outperformed the custom peer group’s average and median for the three year period. The Board also noted that the Fund’s portfolio management team had provided a reasonable explanation for the differences in the performance results. Following discussion of the investment performance of the Fund, the experience of the Fund’s portfolio management team in managing the Fund, its historical investment performance, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the New Adviser and its affiliates from its relationship with the Fund. In analyzing the cost of services and potential profitability of the New Adviser from its relationship with the Fund, the Board considered that the Transaction would result in no changes to the advisory fee charged to the Fund under the advisory Agreements with the New Adviser and that the Fund would pay the same advisory fee it currently pays under the advisory Agreements with the Previous Adviser. Further, the Board noted that the New Adviser has agreed to a new expense limitation agreement substantially similar to the original expense limitation agreement with the Previous Adviser and the New Adviser’s commitment to continue the expense limitation agreement for the Fund until at least January 1, 2020. The Board also considered the New Adviser’s proposed staffing, personnel, and methods of operations; the education and experience of those personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund, and, generally, the New Adviser’s proposed advisory business; the asset level of the Fund; and the overall expenses of the Fund, including the advisory fee.

The Board also considered potential benefits for the New Adviser in managing the Fund, including promotion of the New Adviser’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio under the proposed advisory Agreements with the

38

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF INTERIM AND NEW INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

New Adviser and new expense limitation agreement with the New Adviser to the average advisory fees and average expense ratios for its custom peer group and Morningstar category. The Board noted that the proposed 0.99% advisory fee under the proposed advisory Agreements with the New Adviser was the same advisory fee rate as charged under the advisory Agreements with the Previous Adviser and was above the average and the median for the Fund’s custom peer group and Morningstar category, but less than the highest advisory fee in the custom peer group and Morningstar category. The Board further noted that the proposed Fund’s overall annual expense ratio of 0.99% and 1.24% for the Institutional Class and Investor Class, respectively, was the same provided under the expense limitation agreement with the Previous Adviser and that the expense ratio of the Institutional Class is lower than the Morningstar category’s average and median expense ratio, and was higher than its peer group’s average and median expense ratio. The Board also considered the proposed fees to be charged by the New Adviser to its other accounts with substantially similar strategies as the Fund and considered the similarities and differences of services to be provided to such other accounts as compared to the services to be provided the Fund. The Board noted that the proposed fee structure applicable to the New Adviser’s other clients were no indicative of any unreasonableness with respect to the advisory fees to be paid by the Fund. The Board further considered the investment strategy and style to be used by the New Adviser in managing the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the proposed advisory fee to be paid to the New Adviser and expense cap under the new expense limitation agreement with the New Adviser is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the New Adviser involve both the advisory fee and the new expense limitation agreement. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund will continue to experience benefits under the new expense limitation agreement until the Fund assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Fund’s proposed fee arrangements with the New Adviser would provide benefits for the next two years, and the Board could review the arrangements going forward as necessary. After further discussion, the Board concluded the Fund’s arrangements with the New Adviser were fair and reasonable in relation to the nature and quality of services to be provided by the New Adviser.

Brokerage and portfolio transactions. In this regard, the Board considered the New Adviser’s policies and procedures as they relate to seeking best execution for its clients and noted that they were expected to be similar to those of the Previous Adviser. The

39

BLUE CURRENT GLOBAL DIVIDEND FUND
DISCLOSURE REGARDING APPROVAL OF INTERIM AND NEW INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

Board also considered the historical portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the New Adviser; and the extent to which the Fund’s trades may be allocated to soft-dollar arrangements. After further review and discussion, the Board determined that the New Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel to be assigned to the Fund, the New Adviser’s process for allocating trades among its different clients, and the substance and administration of the New Adviser’s Code of Ethics. The Board also considered the New Adviser’s anticipated other clients, including clients that may have similar types of investment objectives and strategies as the Fund. Following further consideration and discussion, the Board determined that the New Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreements was in the best interests of the Fund and its shareholders.

40

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Annual Report

August 31, 2018

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
LETTER TO SHAREHOLDERS	September 21, 2018

During the fiscal year ended August 31, 2018, the Marshfield Concentrated Opportunity Fund (the “Fund”) returned 24.70%, compared to the 19.66% return for the S&P 500 Index.

Since the Fund’s inception in late 2015, we have used these letters to reiterate our agnosticism about the macroeconomic and political environment. We refrain from predicting economic events and trends, but we do pay attention to current domestic and global developments because that allows us to understand something about how our companies perform in different environments, both in terms of their operating results and in terms of management’s approach to changes in such things as end market demand. In the absence of good, actionable information about large trends, we always believe it is in the interest of the fund and its shareholders to make our decisions on a bottom-up basis. Irrespective of the external climate, we ask ourselves if a stock is cheap enough to buy, if the stock has a sufficient moat around its business which cannot be exploited by competitors, and if the company’s corporate culture is appropriate to its business. As managers, we feel comfortable making a judgment about those aspects of a business, making sure our investments can withstand shocks and not only survive, but thrive in any type of external environment.

The U.S. equity market in the year ended August 31, 2018 was characterized by a moderately strengthening macro economy and increasing equity prices. Compared to the previous year, which included the surprise election of U.S. President Donald Trump, this year saw positive macro trends that were reasonably stable and consistent despite the near-constant noise produced by the U.S. political environment, which we do our best to tune out when making decisions about securities. One important political event that did have an impact on security pricing and valuations was the passage of the 2017 Tax Cut and Jobs Act in December 2017, which cut U.S. corporate tax rates from 35% to 21%, boosting the values of the majority of the stocks in our portfolio, given the fund’s strong concentration of U.S.-based earnings.

While the portfolio in general benefitted from the improving U.S. economy, many individual names ran their businesses exceptionally well, leading to strong stock market outperformance. Strategic Education (STRA, formerly Strayer Education, up over 73%) continued to attract new students at all degree levels, including more students entering the university via corporate partnerships. Strategic Education completed its merger with Capella Education in August, creating a stronger for-profit education provider with strength in both classroom education and online learning. O’Reilly Autoparts (ORLY, up 71%) and AutoZone (AZO, up 45%) both improved on a cyclically low 2017, taking share from local competitors and growing their sales on the commercial side of the business, selling more parts to independent garages. Mastercard (MA, up 62%) and Visa (V, up 42%) both continued to benefit from the switch from cash to electronic payments, growing significantly faster than the economy in nearly all geographies in which they operate.

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Moody’s (MCO, up 33% for the year) was the single-biggest contributor to the fund’s outperformance in 2018 given its large size within the fund. Our thesis on Moody’s – it is the biggest player in the global credit ratings market, a market integral to the operation of the financial system, combined with a strong subscription business in their Analytics segment – proved prescient in 2018. Chipotle (CMG, up 50%) was the second biggest contributor to our performance. We owned a position in the stock entering the year, and with a weaker-than-expected recovery in late 2017, we took the opportunity to add to the position in the first and second quarters of the year. Subsequent to our purchase, the company named a new CEO, embarked on a simplified but strong recovery plan, and improved same-store sales, bolstering the stock price.

Three stocks in the portfolio declined in value during the year. Cummins (CMI, down 11%) saw improving performance in their underlying business, but headwinds from potential tariffs and trade war threats, along with a product recall campaign, hurt margins and ultimately led to a decline in the stock price. Arch Capital (ACGL, down 6%) had superior results in their mortgage insurance business, but pressure in the insurance and reinsurance markets and the absence of anticipated pricing power from the 2017 hurricane season challenged the business. NVR (NVR, down 2%) was a top performing stock a year ago but declined during the year as the strong market continued in residential home construction, albeit at a slower pace.

Our historical track record is one of limited turnover, and that was true again this year. We sold one position in its entirety while trimming the size of another position due to significant price appreciation. We sold our position in U.S. Bancorp following the significant run up in commercial bank stocks in the year following the 2016 election. While we believe their business is well run, the commercial banking space is exceptionally competitive and we believe it to be unlikely they will earn outsized returns in the future. Along with a premium price relative to what we believe to be its intrinsic value and a change in leadership at the top which could portend cultural shifts, we felt it best to part with the position in early 2018. NVR climbed over 27% in the first quarter of the fund’s fiscal year, pushing the stock significantly above our intrinsic value estimate and our own internal guideposts, triggering a partial sale of the name. While we have no qualms with the qualitative aspects of this high-return homebuilding business, we felt it prudent to trim the size of our position given the high price.

We did not add any new names during the fiscal year but took advantage of reductions in share prices to add to our positions in Arch Capital, Chipotle, AutoZone, and O’Reilly Auto Parts (mentioned above). A slight decline in the price of Goldman Sachs (GS) also allowed us to increase the size of the position in the fund. Each of the additions is intended to be a long-term holding. While the additions (save Goldman Sachs) experienced an increase in their stock prices from the time we purchased them until the end of the year, we buy stocks for their anticipated business and stock performance over the course of at least a business cycle, not just a single fiscal year.

Our approach in any environment is to stick to our discipline. That means: 1) understanding what’s real and what’s fantasy; 2) acting with equanimity to exploit the misjudgments of the crowd; and 3) being patient and not pulling the trigger before

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our buy or sell price has been reached. These things won’t change. Process and discipline are why we believe investors choose to invest in the Fund, and we take our mandate to preserve capital and generate risk-adjusted returns very seriously.

We thank you for the opportunity to invest your money and for your confidence in our process and discipline.

Sincerely,

Elise J. Hoffmann Portfolio Manager	Christopher M. Niemczewski Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-855-691-5288.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.MarshfieldFunds.com or call 1-855-691-5288 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of August 31, 2018, please see the Schedule of Investments section of the annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Marshfield Concentrated Opportunity Fund versus
the S&P 500® Index

Average Annual Total Returns (for the periods ended August 31, 2018)
	1 Year	Since Inception(b)
Marshfield Concentrated Opportunity Fund(a)	24.70%	18.60%
S&P 500® Index	19.66%	15.64%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.
(b)	The Fund commenced operations on December 29, 2015.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND
PORTFOLIO INFORMATION
August 31, 2018 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Moody's Corporation	10.6%
Arch Capital Group Ltd.	7.7%
Chipotle Mexican Grill, Inc.	6.1%
Deere & Company	5.3%
AutoZone, Inc.	5.2%
Mastercard, Inc. - Class A	5.0%
Goldman Sachs Group, Inc. (The)	4.9%
Visa, Inc. - Class A	4.7%
Fastenal Company	4.5%
Expeditors International of Washington, Inc.	4.4%

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND SCHEDULE OF INVESTMENTS August 31, 2018
COMMON STOCKS — 85.1%	Shares	Value
Consumer Discretionary — 28.9%
Diversified Consumer Services — 3.8%
Strategic Education, Inc.	6,144	$852,603

Hotels, Restaurants & Leisure — 10.0%
Chipotle Mexican Grill, Inc. (a)	2,958	1,405,582
Yum! Brands, Inc.	10,186	885,062
		2,290,644
Household Durables — 2.0%
NVR, Inc. (a)	172	458,973

Specialty Retail — 13.1%
AutoZone, Inc. (a)	1,553	1,190,965
O'Reilly Automotive, Inc. (a)	2,919	979,091
Ross Stores, Inc.	8,713	834,531
		3,004,587
Financials — 23.2%
Capital Markets — 15.5%
Goldman Sachs Group, Inc. (The)	4,683	1,113,664
Moody's Corporation	13,649	2,429,795
		3,543,459
Insurance — 7.7%
Arch Capital Group Ltd. (a)	57,978	1,772,388

Health Care — 0.9%
Life Sciences Tools & Services — 0.9%
Waters Corporation (a)	1,124	212,976

Industrials — 22.4%
Air Freight & Logistics — 4.4%
Expeditors International of Washington, Inc.	13,799	1,011,191

Machinery — 9.3%
Cummins, Inc.	6,468	917,162
Deere & Company	8,396	1,207,345
		2,124,507

See accompanying notes to financial statements.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 85.1% (Continued)	Shares	Value
Industrials — 22.4% (Continued)
Road & Rail — 4.2%
Union Pacific Corporation	6,386	$961,859

Trading Companies & Distributors — 4.5%
Fastenal Company	17,709	1,033,497

Information Technology — 9.7%
IT Services — 9.7%
Mastercard, Inc. - Class A	5,333	1,149,581
Visa, Inc. - Class A	7,291	1,070,975
		2,220,556

Total Common Stocks (Cost $14,502,877)		$19,487,240

MONEY MARKET FUNDS — 14.3%	Shares	Value
Goldman Sachs Financial Square Funds - Treasury Instruments Fund - Institutional Shares, 1.83% (b)	1,581,495	$1,581,495
Vanguard Treasury Money Market Fund, 1.95% (b)	1,693,821	1,693,821
Total Money Market Funds (Cost $3,275,316)		$3,275,316

Total Investments at Value — 99.4% (Cost $17,778,193)		$22,762,556

Other Assets in Excess of Liabilities — 0.6%		135,685

Net Assets — 100.0%		$22,898,241

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of August 31, 2018.

See accompanying notes to financial statements.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2018
ASSETS
Investments in securities:
At cost	$17,778,193
At value (Note 2)	$22,762,556
Receivable for capital shares sold	302,218
Dividends receivable	33,910
Other assets	9,557
Total assets	23,108,241

LIABILITIES
Payable for securities purchased	189,371
Payable to Adviser (Note 4)	5,163
Payable to administrator (Note 4)	7,680
Other accrued expenses	7,786
Total liabilities	210,000

NET ASSETS	$22,898,241

NET ASSETS CONSIST OF:
Paid-in capital	$17,590,808
Undistributed net realized gains from investment transactions	323,070
Net unrealized appreciation on investments	4,984,363
NET ASSETS	$22,898,241

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,489,833

Net asset value, offering price and redemption price per share (Note 2)	$15.37

See accompanying notes to financial statements.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND STATEMENT OF OPERATIONS For the Year Ended August 31, 2018
INVESTMENT INCOME
Dividend income	$180,946
Interest	260
Total investment income	181,206

EXPENSES
Investment advisory fees (Note 4)	157,338
Professional fees	39,929
Fund accounting fees (Note 4)	30,657
Administration fees (Note 4)	29,000
Transfer agent fees (Note 4)	18,000
Custody and bank service fees	15,357
Registration and filing fees	13,771
Compliance fees (Note 4)	12,000
Trustees' fees and expenses (Note 4)	10,009
Postage and supplies	4,913
Printing of shareholder reports	4,065
Insurance expense	2,625
Pricing fees	575
Other expenses	7,720
Total expenses	345,959
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(163,778)
Net expenses	182,181

NET INVESTMENT LOSS	(975)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	505,753
Net change in unrealized appreciation (depreciation) on investments	3,106,123
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,611,876

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,610,901

See accompanying notes to financial statements.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2018	Year Ended August 31, 2017
FROM OPERATIONS
Net investment income (loss)	$(975)	$6,721
Net realized gains from investment transactions	505,753	133,074
Net change in unrealized appreciation (depreciation) on investments	3,106,123	1,262,848
Net increase in net assets resulting from operations	3,610,901	1,402,643

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(8,517)	(11,998)
From net realized gains	(303,783)	(31,503)
Decrease in net assets from distributions to shareholders	(312,300)	(43,501)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,384,990	5,829,947
Net asset value of shares issued in reinvestment of distributions to shareholders	301,657	43,070
Proceeds from redemption fees collected (Note 2)	690	—
Payments for shares redeemed	(921,553)	(289,433)
Net increase in net assets from capital share transactions	6,765,784	5,583,584

TOTAL INCREASE IN NET ASSETS	10,064,385	6,942,726

NET ASSETS
Beginning of year	12,833,856	5,891,130
End of year	$22,898,241	$12,833,856

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$8,501

CAPITAL SHARE ACTIVITY
Shares sold	513,412	484,894
Shares reinvested	21,796	3,775
Shares redeemed	(65,298)	(24,060)
Net increase in shares outstanding	469,910	464,609
Shares outstanding at beginning of year	1,019,923	555,314
Shares outstanding at end of year	1,489,833	1,019,923

See accompanying notes to financial statements.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended August 31, 2018		Year Ended August 31, 2017	Period Ended August 31, 2016 (a)
Net asset value at beginning of period	$12.58		$10.61	$10.00

Income from investment operations:
Net investment income (loss)	(0.00	)(b)	0.00 (b)	0.02
Net realized and unrealized gains on investments	3.08		2.04	0.59
Total from investment operations	3.08		2.04	0.61

Less distributions:
From net investment income	(0.01)		(0.02)	—
From net realized gains	(0.28)		(0.05)	—
Total distributions	(0.29)		(0.07)	—

Proceeds from redemption fees collected (Note 2)	0.00	(b)	—	—

Net asset value at end of period	$15.37		$12.58	$10.61

Total return (c)	24.70%		19.27%	6.10	%(d)

Net assets at end of period (000's)	$22,898		$12,834	$5,891

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.09%		2.87%	3.80	%(e)

Ratio of net expenses to average net assets (f)	1.10%		1.10%	1.22	%(e)

Ratio of net investment income (loss) to average net assets (f)	(0.01%)		0.08%	0.42	%(e)

Portfolio turnover rate	10%		11%	18	%(d)

(a)	Represents the period from the commencement of operations (December 29, 2015) through August 31, 2016.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

See accompanying notes to financial statements.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2018

1. Organization

Marshfield Concentrated Opportunity Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek the dual goals of capital preservation and the long-term growth of principal, while targeting a pattern of performance at variance with that of the market.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). Fixed income securities, if any, are generally valued using prices provided by an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets,

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$19,487,240	$—	$—	$19,487,240
Money Market Funds	3,275,316	—	—	3,275,316
Total	$22,762,556	$—	$—	$22,762,556

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of August 31, 2018, the Fund did not have any transfers between Levels. In addition, the Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of August 31, 2018. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. During the years ended August 31, 2018 and 2017, proceeds from the redemption fees, recorded in capital, totaled $690 and $0, respectively.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid to shareholders during the years ended August 31, 2018 and 2017 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
8/31/2018	$9,718	$302,582	$312,300
8/31/2017	$43,501	$—	$43,501

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of August 31, 2018:

Tax cost of portfolio investments	$17,780,889
Gross unrealized appreciation	$5,098,777
Gross unrealized depreciation	(117,110)
Net unrealized appreciation	4,981,667
Undistributed ordinary income	19,188
Undistributed long-term capital gains	306,578
Distributable earnings	$5,307,433

The values of the federal income tax cost of portfolio investments and the tax components of distributable earnings and the financial statement cost of portfolio investments and components of net assets may be temporarily different (“book/tax differences”). These book/tax differences are due to the timing of the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

For the year ended August 31, 2018, the following reclassification was made on the Statement of Assets and Liabilities as a result of permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP:

Undistributed net investment income	$991
Undistributed net realized gains from investment transactions	$(991)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (periods ended September 30, 2016, August 31, 2017 and August 31, 2018) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended August 31, 2018, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $5,965,445 and $1,392,025, respectively.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Marshfield Associates, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until January 1, 2019, to reduce its investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)), to an amount not exceeding 1.10% of the Fund’s average daily net assets. Accordingly, during the year ended August 31, 2018, the Adviser did not collect any of its investment advisory fees and reimbursed other operating expenses totaling $6,440.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of: (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2018, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements in the amount of $398,538 no later than the dates as stated below:

August 31, 2019	$85,254
August 31, 2020	149,506
August 31, 2021	163,778
Total	$398,538

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Fund’s portfolio securities.

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MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Effective August 1, 2018, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to August 1, 2018, each Independent Trustee received a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of August 31, 2018, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
D.A. Davidson & Co. (for the benefit of its customers)	28%
RBC Capital Markets, LLC (for the benefit of its customers)	13%
Marshfield Associates 401K Plan	11%
Christopher M. Niemczewski	9%
William K. Wilburn	8%
Elise J. Hoffmann	7%
Melissa Vinick Gilbert	6%
Carolyn Miller	6%

5. Sector Risk

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact

17

MARSHFIELD CONCENTRATED OPPORTUNITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

this sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of August 31, 2018, the Fund had 28.9% of the value of its net assets invested in securities within the Consumer Discretionary sector.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

18

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Marshfield Concentrated Opportunity Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Marshfield Concentrated Opportunity Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 25, 2018

19

MARSHFIELD CONCENTRATED OPPORTUNITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2018) and held until the end of the period (August 31, 2018).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares held for less than 90 days.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

20

MARSHFIELD CONCENTRATED OPPORTUNITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Net Expense Ratio (a)	Expenses Paid During Period (b)
Based on Actual Fund Return	$1,000.00	$1,088.50	1.10%	$5.79
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.66	1.10%	$5.60

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-691-5288, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-855-691-5288, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-855-691-5288. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21

MARSHFIELD CONCENTRATED OPPORTUNITY FUND FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2018, the Fund designated $302,582 as long-term capital gain distributions subject to a maximum tax rate of 20%.

Qualified Dividend Income – The Fund designates 100% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year ended August 31, 2018, 100% of ordinary income dividends qualifies for the corporate dividends received deduction.

22

MARSHFIELD CONCENTRATED OPPORTUNITY FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director (1999 to present), Co-CEO (April 2018 to present), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	19	Interested Trustee of Capital Series Trust (10 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	19	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	19	None

23

MARSHFIELD CONCENTRATED OPPORTUNITY FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees (Continued):
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairperson (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	19	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016), The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)	Client Implementation Manager of Ultimus Managers Trust (2014 to present); Naval Flight Officer of United States Navy (1989 to present); Business Project Manager of Vantiv, Inc. (2013 to 2014)

24

MARSHFIELD CONCENTRATED OPPORTUNITY FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers (Continued):
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	Senior Attorney of Ultimus Fund Solutions (2018 to present); General Counsel of The Nottingham Company (2014 to 2018)
Charles C. Black Year of Birth: 1979	Since 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager at Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-855-691-5288.

25

Topturn OneEighty Fund

Annual Report

August 31, 2018

Topturn OneEighty Fund LETTER TO SHAREHOLDERS	August 31, 2018

Dear Fellow Shareholders:

For the twelve months ended August 31, 2018, the Topturn OneEighty Fund (TTFOX) (the “Fund”) returned 6.4% versus a benchmark return of 1.4% for the Morningstar Diversified Alternatives Total Return Index. From inception on September 1, 2015, the Fund delivered a cumulative return of +22.4%, or 7.0% annualized, versus a benchmark return of +5.1%, or 1.7% annualized, for the Morningstar Diversified Alternatives Total Return Index.

To fully understand and appreciate Fund performance over the past twelve months, a brief overview of market dynamics covering the same time frame is in order. The start of the most recent twelve-month fund period was highlighted by a widely expected announcement by the Federal Reserve during its September 2017 meeting. The announced program of balance sheet normalization, in effect resulting in Quantitative Tightening (QT) on top of continued increases in the discount rate policy, though largely anticipated, put most asset classes under pressure. Eventually, trades that had worked well after the U.S. presidential elections, found renewed strength as U.S. tax reform policy took center stage.

Moving into December 2017, three key elements seemed to be driving securities markets. First, Bitcoin was on full display with prices doubling in just a few weeks. There are few available comparisons to similar price movements of an asset class, though the great silver spike, and bubble, of 1980 comes to mind. Risk appetite continued to increase across asset classes until, during the middle of the month, the Fed raised interest rates, and Bitcoin started to crater. Ultimately, the first major tax reform since 1986 was passed, and after some initial weakness across asset classes, a division started to develop. Fixed assets that would be hurt from higher inflation, like U.S. Treasuries and the U.S. Dollar, started to trend downward, while assets that tend to hold up when inflation is rising performed well.

As the month of January 2018 progressed, a case of “FOMO” (Fear of missing out) seemed to kick in, with equities, metals, and other commodities rallying significantly. With yields on the 10-year U.S. Treasury approaching 3% in late January, and with equity market sentiment reaching record highs, the markets saw a return of volatility, at levels not experienced for the better part of 2 years. As most asset classes sold off, the downturn was compounded by problems that arose in volatility derivatives which triggered additional downward pressure. By the time the steep decline had abated, all gains from January had been given back…and then some. As markets reached oversold conditions, they finally found some footing and regained a bit of ground into the end of February 2018.

As the 3rd quarter began, equity assets continued to rebound from their first correction in about 500 market days. However, with a lack of broad participation (breadth) and the rise of fears about tariffs and privacy issues surrounding Facebook, market selling pressure resumed and the lows seen in February were once again tested. This said, selling pressure was not as extreme as in early February and markets found support as geopolitical concerns started to abate and equity assets and commodities started to rally. That proved to be short lived as concerns over global trade and doubts surrounding the collapse of a planned summit with North Korea put markets under pressure into the close of the quarter.

1

As the 4th quarter began, a relief rally in global equities also proved short lived, and markets began to correct once again as global tariff and trade fears took center stage. Couple that with rising interest rates, and most asset classes trended lower throughout the end of the fund year. One notable exception has been US stock markets, which have continued to benefit from lower corporate tax rates and the repatriation of overseas profits that have increased dividends, buybacks, and capital investment. This has provided tailwinds to the US economy as seen in the recently reported strong GDP numbers, low unemployment rates, and increases in personal income and consumer spending growth.

So much for markets, now for a discussion of the Fund. As the Fund’s fiscal year began, defensive positioning in the portfolio and a rotation from growth to cyclical value sectors caused increased portfolio volatility and turnover and resulted in a drag on performance. The portfolio, however, continued to benefit from gradually increasing global exposure and new positioning in the oil sector. After the Fed meeting in late September, the portfolio was increasingly tilted towards cyclical value exposures, allowing the portfolio to participate in rallying global equity markets.

As mentioned earlier, volatility increased markedly during the 1st quarter with not only rotations between risk-on and risk-off positions, but also sector rotations within several asset classes (Growth vs Value) taking place. Tactical positioning in response to these rotations caused portfolio turnover to be much higher than previous quarters. These types of rotations are common around significant turning points in markets and should last only until new intermediate-term trends are established, at which point we would expect turnover to recede somewhat.

As the 2nd quarter began, the portfolio continued its rotation from growth to cyclical value sectors to take advantage of strongly trending markets, driven by the perceived benefits that those sectors would enjoy as result of tax reform. As the quarter progressed, exposure to fixed income assets was reduced, as bond market losses accelerated.

With interest rates and volatility spiking, and most major asset classes turning lower, the portfolio began to tactically rotate defensively, with hedging positions in volatility and cash being the preferred destinations for investment exposure. During periods of short-lived corrections, this defensive positioning can become a drag on performance. That said, the rebound in equity markets, to this point, has lacked some bullish signals in breadth thrust indicators that are typically associated with healthy bull market moves. Time will tell whether these warning signs carry weight.

In March the portfolio continued its rotation from safe-haven assets to risk assets to take advantage of rebounding markets, driven by oversold conditions and extreme short-term sentiment. That rally was short lived as risk assets turned lower once again. Exposure was reduced to equities as losses accelerated.

With a successful test of the recent lows, major asset classes turned higher, and the portfolio began to tactically rotate towards risk assets again, with hedging positions in volatility, bonds and cash being reduced. Renewed weakness into the end of the quarter generated some bearish signals in several of our intermediate term equity trend indicators.

As global equities and fixed income assets trended lower, the portfolio rotated towards US equities and tactical trades in various commodities that benefited from strong inflationary fears.

2

Now, let’s take a look forward by first taking a quick look back. Over the three years ending August 31, the fund returned 7.00% per year, compared to 1.7% for the Morningstar Diversified Alternatives Index. While we are pleased with these results and have continued confidence in our strategy, after a great deal of consideration, we have decided that it is in the best interest of our shareholders to liquidate the fund. We intend to offer a similar strategy directly in client accounts. This process is already underway and we expect to have the fund’s liquidation completed by the end of October, 2018.

Your continued trust and interest in Topturn OneEighty Fund over the past three years is noted and greatly appreciated.

Warm regards,

Greg Stewart
Chief Investment Officer / Portfolio Manager

3

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-261-2884.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at www.topturnfunds.com or call 1-888-261-2884 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of August 31, 2018, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

4

Topturn OneEighty Fund
PERFORMANCE INFORMATION
August 31, 2018 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Topturn OneEighty Fund versus the
Morningstar Diversified Alternative Total Return Index

Average Annual Total Returns (for periods ended August 31, 2018)
	1 Year	Since Inception(b)
Topturn OneEighty Fund(a)	6.38%	6.96%
Morningstar Diversified Alternative Total Return Index	1.36%	1.68%

(a)	The Fund’s total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of shares.
(b)	The Fund commenced operations on September 1, 2015.

5

Topturn OneEighty Fund
PORTFOLIO INFORMATION
August 31, 2018 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
iShares Core S&P 500® ETF	16.3%
iShares Core S&P Small-Cap ETF	10.7%
Invesco QQQ Trust Series 1	9.5%
Vanguard Dividend Appreciation ETF	7.6%
iShares TIPS Bond ETF	5.8%
SPDR® Bloomberg Barclays High Yield Bond ETF	4.4%
iShares iBoxx $ Investment Grade Corporate Bond ETF	4.3%
SPDR® S&P 500® ETF Trust	3.5%
iShares 1-3 Year Treasury Bond ETF	3.2%
Invesco DB U.S. Dollar Index Bullish Fund	3.0%

6

Topturn OneEighty Fund SCHEDULE OF INVESTMENTS August 31, 2018
EXCHANGE-TRADED FUNDS — 96.4%	Shares	Value
Commodities & Currencies — 11.9%
Invesco CurrencyShares Japanese Yen Trust (a)	10,200	$878,118
Invesco DB Agriculture Fund (a)	25,300	431,618
Invesco DB U.S. Dollar Index Bullish Fund (a)	35,400	891,726
United States Natural Gas Fund® LP (a)	36,900	883,755
United States Oil Fund® LP (a)	30,900	454,539
		3,539,756
Energy Limited Partnerships — 1.4%
JPMorgan Alerian MLP Index ETN	15,100	420,837

REITS — 1.5%
Vanguard Real Estate ETF	5,400	453,870

U.S. Fixed Income — 26.5%
iShares 1-3 Year Treasury Bond ETF	11,300	941,742
iShares 20+ Year Treasury Bond ETF	4,800	580,776
iShares 7-10 Year Treasury Bond ETF	3,400	348,874
iShares Floating Rate Bond ETF	15,000	765,900
iShares iBoxx $ Investment Grade Corporate Bond ETF	11,200	1,292,928
iShares TIPS Bond ETF	15,500	1,737,395
Schwab U.S. TIPS ETF	10,000	546,400
SPDR® Bloomberg Barclays High Yield Bond ETF	36,400	1,310,400
Vanguard Intermediate-Term Treasury ETF	6,200	388,740
		7,913,155
U.S. Large Cap Equities — 44.4%
Invesco QQQ Trust Series 1	15,200	2,837,080
Invesco S&P 500® Equal Weight ETF	3,400	364,174
iShares Core S&P 500® ETF	16,600	4,854,504
iShares Edge MSCI Minimum Volatility USA ETF	7,700	435,743
iShares Edge MSCI USA Momentum Factor ETF	6,300	744,534
iShares Edge MSCI USA Quality Factor ETF	4,900	439,726
iShares Edge MSCI USA Value Factor ETF	2,700	238,977
SPDR® S&P 500® ETF Trust	3,600	1,045,116
Vanguard Dividend Appreciation ETF	20,800	2,274,688
		13,234,542
U.S. Small Cap Equities — 10.7%
iShares Core S&P Small-Cap ETF	35,400	3,196,974

Total Exchange-Traded Funds (Cost $26,616,139)		$28,759,134

7

Topturn OneEighty Fund SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 3.7%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 1.823% (b) (Cost $1,115,349)	1,115,349	$1,115,349

Total Investments at Value — 100.1% (Cost $27,731,488)		$29,874,483

Liabilities in Excess of Other Assets — (0.1%)		(31,767)

Net Assets — 100.0%		$29,842,716

(a)	Non-income producing.
(b)	The rate shown is the 7-day effective yield as of August 31, 2018.

See accompanying notes to financial statements.

8

Topturn OneEighty Fund STATEMENT OF ASSETS AND LIABILITIES August 31, 2018
ASSETS
Investments in securities:
At cost	$27,731,488
At value (Note 2)	$29,874,483
Dividends receivable	9,987
Other assets	3,748
Total assets	29,888,218

LIABILITIES
Payable to Adviser (Note 4)	31,238
Payable to administrator (Note 4)	7,270
Other accrued expenses	6,994
Total liabilities	45,502

NET ASSETS	$29,842,716

NET ASSETS CONSIST OF:
Paid-in capital	$27,397,102
Distributions in excess of net investment income	(55,607)
Accumulated net realized gains from investment transactions	358,226
Net unrealized appreciation on investments	2,142,995
NET ASSETS	$29,842,716

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	2,569,332

Net asset value, offering price and redemption price per share (Note 2)	$11.61

See accompanying notes to financial statements.

9

Topturn OneEighty Fund STATEMENT OF OPERATIONS Year Ended August 31, 2018
INVESTMENT INCOME
Dividend income	$514,748

EXPENSES
Investment advisory fees (Note 4)	277,235
Professional fees	39,911
Fund accounting fees (Note 4)	32,769
Administration fees (Note 4)	30,047
Compliance fees (Note 4)	12,960
Transfer agent fees (Note 4)	12,000
Trustees’ fees and expenses (Note 4)	10,023
Custody and bank service fees	6,947
Registration and filing fees	5,452
Printing of shareholder reports	3,761
Insurance expense	2,641
Postage and supplies	2,490
Other expenses	12,422
Total expenses	448,658
Previous investment advisory fee reductions recouped by the Adviser (Note 4)	36,502
Net expenses	485,160

NET INVESTMENT INCOME	29,588

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	779,371
Long-term capital gain distributions from regulated investment companies	36,818
Net change in unrealized appreciation (depreciation) on investments	774,086
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,590,275

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,619,863

See accompanying notes to financial statements.

10

Topturn OneEighty Fund STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended August 31, 2018	Year Ended August 31, 2017
FROM OPERATIONS
Net investment income	$29,588	$10,485
Net realized gains from investment transactions	779,371	544,970
Long-term capital gain distributions from regulated investment companies	36,818	5,329
Net change in unrealized appreciation (depreciation) on investments	774,086	820,115
Net increase in net assets resulting from operations	1,619,863	1,380,899

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income	(47,112)	(47,476)
From net realized gains on investments	(992,878)	(91,639)
Decrease in net assets from distributions to shareholders	(1,039,990)	(139,115)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,231,915	9,824,988
Net asset value of shares issued in reinvestment of distributions to shareholders	1,039,990	139,114
Payments for shares redeemed	(1,737,627)	(2,851,411)
Net increase in net assets from capital share transactions	4,534,278	7,112,691

TOTAL INCREASE IN NET ASSETS	5,114,151	8,354,475

NET ASSETS
Beginning of year	24,728,565	16,374,090
End of year	$29,842,716	$24,728,565

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(55,607)	$(42,136)

CAPITAL SHARE ACTIVITY
Shares sold	453,802	902,357
Shares reinvested	91,953	13,161
Shares redeemed	(151,928)	(266,074)
Net increase in shares outstanding	393,827	649,444
Shares outstanding at beginning of year	2,175,505	1,526,061
Shares outstanding at end of year	2,569,332	2,175,505

See accompanying notes to financial statements.

11

Topturn OneEighty Fund FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended August 31, 2018		Year Ended August 31, 2017		Period Ended August 31, 2016 (a)
Net asset value at beginning of period	$11.37		$10.73		$10.00

Income from investment operations:
Net investment income	0.02		0.01		0.03
Net realized and unrealized gains on investments	0.69		0.72		0.73
Total from investment operations	0.71		0.73		0.76

Less distributions:
From net investment income	(0.02)		(0.03)		(0.03)
From net realized gains on investments	(0.45)		(0.06)		(0.00	)(b)
Total distributions	(0.47)		(0.09)		(0.03)

Net asset value at end of period	$11.61		$11.37		$10.73

Total return (c)	6.38%		6.85%		7.65	%(d)

Net assets at end of period (000’s)	$29,843		$24,729		$16,374

Ratios/supplementary data:
Ratio of total expenses to average net assets (e)	1.75	%(f)	2.03%		2.38	%(g)

Ratio of net expenses to average net assets (e)	1.75	%(h)	1.75	%(h)	1.75	%(g)(h)

Ratio of net investment income to average net assets (i)	0.11	%(h)	0.05	%(h)	0.32	%(g)(h)

Portfolio turnover rate	453%		303%		261	%(d)

(a)	Represents the period from the commencement of operations (September 1, 2015) through August 31, 2016.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would have been lower if the Adviser had not reduced advisory fees.

(d)	Not annualized.
(e)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests (Note 5).
(f)	Ratio was determined including prior years’ advisory fee reductions recouped by the Adviser in the amount of 0.13% (Note 4).
(g)	Annualized.
(h)	Ratio was determined after advisory fee reductions or recoupments (Note 4).
(i)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends and distributions by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

12

Topturn OneEighty Fund
NOTES TO FINANCIAL STATEMENTS
August 31, 2018

1. Organization

Topturn OneEighty Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standard Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Exchange-traded funds (“ETFs”) are valued at the security’s last sale price on the primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, these securities will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

Fixed income securities, if any, are generally valued using prices provided by an independent pricing service approved by the Board. The independent pricing service will employ methodologies that they believe are appropriate, including actual market transactions, broker-dealer supplied valuations, matrix pricing, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

13

Topturn OneEighty Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2018:

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$28,759,134	$—	$—	$28,759,134
Money Market Funds	1,115,349	—	—	1,115,349
Total	$29,874,483	$—	$—	$29,874,483

As of August 31, 2018, the Fund did not have any transfers between Levels. In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of August 31, 2018. It is the Fund’s policy to recognize transfers between Levels at the end of the reporting period.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Dividend income and realized capital gain distributions are recorded on the ex-dividend date or as soon as the information is available (if after the ex-dividend date). Long-term capital gain distributions received from underlying funds are reclassed as a reduction of dividend income to realized capital gains. The actual tax character of income, realized capital gains and return of capital distributions from underlying funds may not be known until after the end of the fiscal year, at which time appropriate adjustments are recorded. Interest income is accrued as earned.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series or the nature of the services performed and the relative applicability to each series.

14

Topturn OneEighty Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid by the Fund during the years ended August 31, 2018 and 2017 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
8/31/2018	$519,775	$520,215	$1,039,990
8/31/2017	$121,974	$17,141	$139,115

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2018:

Tax cost of portfolio investments	$27,876,035
Gross unrealized appreciation	$2,160,772
Gross unrealized depreciation	(162,324)
Net unrealized appreciation	1,998,448
Undistributed ordinary income	229,397
Undistributed long-term capital gains	273,376
Accumulated capital and other losses	(55,607)
Accumulated earnings	$2,445,614

15

Topturn OneEighty Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

Qualified late year ordinary losses incurred after December 31, 2017 and within the taxable year are deemed to arise on the first day of the Fund’s following taxable year. For the year ended August 31, 2018, the Fund deferred $55,607 of late year ordinary losses to September 1, 2018 for federal income tax purposes.

For the year ended August 31, 2018, the following reclassification was made on the Statement of Assets and Liabilities as a result of permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP:

Paid-in Capital	Distributions in excess of net investment income	Accumulated net realized gains from investment transactions
$ —	$4,053	$(4,053)

Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (periods ended August 31, 2016 through August 31, 2018) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended August 31, 2018, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $121,675,811 and $118,601,801, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Topturn Fund Advisors, LLC (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

16

Topturn OneEighty Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to an Expense Limitation Agreement (“ELA”), the Adviser has contractually agreed, until August 31, 2019, to reduce investment advisory fees and reimburse other expenses to the extent necessary to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs; other expenses not incurred in the ordinary course of the Fund’s business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)) to an amount not exceeding 1.75% of the Fund’s average daily net assets. During the year ended August 31, 2018, the Adviser did not reduce its advisory fee.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. During the year ended August 31, 2018, the Adviser recouped past fee reductions in the amount of $36,502. As of August 31, 2018, the Adviser may seek recoupment of investment advisory fee reductions totaling $90,993 no later than the dates stated below:

August 31, 2019	$36,011
August 31, 2020	54,982
Total	$90,993

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance, and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage, supplies, and costs of pricing the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor and are not paid by the Fund for serving in such capacities.

TRUSTEE COMPENSATION

Effective August 1, 2018, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to August 1, 2018, each Independent Trustee received a $1,000 annual retainer from the Fund,

17

Topturn OneEighty Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

paid quarterly, except for the Board Chairperson who received a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of August 31, 2018, the following shareholder owned of record 5% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Charles Schwab & Company, Inc. (for the benefit of its customers)	97%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Investments in Other Investment Companies

The Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs. The Fund will incur additional indirect expenses due to acquired fund fees and expenses to the extent it invests in shares of other investment companies. ETFs issue their shares to authorized participants in return for a specific basket of securities. The authorized participants then sell the ETF’s shares on the secondary market. In other words, ETF shares are traded on a securities exchange based on their market value. There are certain risks associated with investments in ETFs. Investments in ETFs are subject to the risk that the ETF’s shares may trade at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risk that the Fund receives less than NAV when selling an ETF) to the ETF’s NAV. Investments in ETFs are also subject to index-tracking risk because the total return generated by the securities will be reduced by transaction costs and expenses not incurred by the indices. Certain securities comprising the index tracked by an ETF may temporarily be unavailable, which may further impede the ETF’s ability to track their applicable index or match the index’s performance. Finally, ETF shares are also subject to the risks applicable to the underlying basket of securities. As of August 31, 2018, the Fund had 96.4% of the value of its net assets invested in shares of ETFs.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

Topturn OneEighty Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the following:

Liquidation of the Fund

At a meeting of the Trust’s Board of Trustees (the “Board”) held on September 17, 2018, the Board, in consultation with the Fund’s investment adviser, determined that it was in the best interest of the Fund and its shareholders to discontinue the Fund’s operations and to liquidate and close the Fund.

Effective September 21, 2018, the Fund terminated the public offering of its shares, and discontinued operations on October 26, 2018. All outstanding shareholder accounts on October 26, 2018 were closed and the proceeds of each account were sent to each shareholder’s address of record or to such other address as directed by the shareholder.

19

Topturn OneEighty Fund
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Topturn OneEighty Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Topturn OneEighty Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of August 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As discussed in Note 7 to the financial statements, the Board of Trustees of Ultimus Managers Trust approved a plan to liquidate the Fund. The liquidation is expected to take place on October 26, 2018. Our opinion is not modified with respect to this matter.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 25, 2018

20

Topturn OneEighty Fund
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2018) and held until the end of the period (August 31, 2018).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

21

Topturn OneEighty Fund
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expense Ratio (a)	Expenses Paid During Period (b)
Based on Actual Fund Return	$1,000.00	$1,029.30	1.75%	$8.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.38	1.75%	$8.89

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-261-2884, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-261-2884, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-261-2884. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended August 31, 2018, the Fund designated $520,215 as long-term capital gain distributions subject to a maximum tax rate of 20%.

Qualified Dividend Income – The Fund designates 41.72% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the fiscal year ended August 31, 2018, 28.78% of ordinary income dividends qualifies for the corporate dividends received deduction.

22

Topturn OneEighty Fund
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The following are the Trustees and executive officers of the Fund:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director (1999 to present), Co-CEO (April 2018 to present), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	19	Interested Trustee of Capital Series Trust (10 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	19	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	19	None

23

Topturn OneEighty Fund
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Independent Trustees: (Continued)
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairperson (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	19	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016), The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)	Client Implementation Manager of Ultimus Managers Trust (2014 to present); Naval Flight Officer of United States Navy (1989 to present); Business Project Manager of Vantiv, Inc. (2013 to 2014)

24

Topturn OneEighty Fund
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers: (Continued)
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present); General Counsel of The Nottingham Company (2014 to 2018)
Charles C. Black Year of Birth: 1979	Since 2015	Chief Compliance Office (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015); Senior Compliance Manager at Fund Evaluation Group (2011 to 2013)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-261-2884.

25

Topturn OneEighty Fund
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Advisory Agreement with the Adviser Fund Advisors, LLC (the “Adviser”) for an additional one-year term (the “Agreement”). The Board approved the Agreement at an in-person meeting held on April 22-23, 2018, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In considering whether to approve the Agreement and in reaching its conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant to the Agreement, including the following factors.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception, the Adviser’s compliance procedures and practices, its efforts to promote the Fund and assist in its distribution, and its compliance program. After reviewing the foregoing information and further information in the Adviser Memorandum (e.g., descriptions of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser were satisfactory and adequate for the Fund.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group and related Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that, relative to its custom peer group and funds of similar size and structure in the Fund’s Morningstar category (Tactical Allocation funds under $50 million, No Load), the Fund had outperformed the custom peer group’s average and median returns for the one-year period and since inception, and had slightly underperformed the funds in its Morningstar category’s average and median returns for the one-year period and outperformed since inception. The Board indicated that the Adviser had satisfactorily explained its performance results for the Fund. Following discussion of the investment performance of the Fund, the Adviser’s experience in managing a mutual fund, its historical investment performance, and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from its relationship with the Fund. In this regard, the Board considered the Adviser’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Fund, and, generally, the Adviser’s advisory business; the asset level of the Fund; and the overall expenses of the Fund, including the advisory fee schedule with a 1% advisory fee. The Board considered the Adviser’s expense limitation agreement with the Fund, and considered the Adviser’s current and past fee reductions and expense

26

Topturn OneEighty Fund
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

reimbursements for the Fund. The Board further took into account the Adviser’s commitment to continue the Adviser’s expense limitation agreement for the Fund until at least August 31, 2019.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and the potential for it to receive research, statistical, or other services from the Fund’s trades. The Board compared the Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its custom peer group and Morningstar category. The Board noted that the 1.00% advisory fee for the Fund was above the average and the median for the Fund’s custom peer group and was above the average and the median for the funds in its Morningstar category, and was equal to the 40th percentile for the funds in its Morningstar category. The Board further noted that the overall annual expense cap of 1.75% for the Fund was higher than the average and median for the Fund’s custom peer group and its Morningstar category, but was less than the 20th percentile for funds in its Morningstar category. In considering the comparison in fees and expense ratios between the Fund and other comparable funds, the Board looked at the differences in types of funds being compared, the style of investment management, the size of the Fund, and the nature of the investment strategies. The Board also compared the fees paid by the Fund to the fees paid by other accounts of the Adviser with similar strategies, and considered the similarities and differences of services received by such other accounts as compared to the service provided to the Fund. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable to the Fund. The Board also considered the Adviser’s commitment to limit the Fund’s expensed under the ELA. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to the Adviser by the Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the Adviser’s expense limitation agreement. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Fund have experienced benefits from the Adviser’s expense limitation agreement and will continue to experience benefits from the Adviser’s expense limitation agreement until the Fund assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangements with the Adviser would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable in relation to the nature and quality of services being provided by the Adviser, and given the Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s trading policies, procedures, and performance in seeking best execution for the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the

27

Topturn OneEighty Fund
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund, the Adviser’s process for allocating trades among its different clients, and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the Fund and its shareholders.

28

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Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is David M. Deptula. Mr. Deptula is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $91,500 and $168,000 with respect to the registrant’s fiscal years ended August 31, 2018 and August 31, 2017, respectively.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $22,000 and $37,500 with respect to the registrant’s fiscal years ended August 31, 2018 and August 31, 2017, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended August 31, 2018 and August 31, 2017, aggregate non-audit fees of $22,000 and $37,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.

(h)	The registrant’s Committee of Independent Trustees of the Board of Trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Matthew J. Beck
Matthew J. Beck, Secretary

Date	November 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer of Blue Current Global Dividend Fund, Alambic Mid Cap Growth Plus Fund, Alambic Mid Cap Value Plus Fund, Alambic Small Cap Value Plus Fund, Alambic Small Cap Growth Plus Fund, Topturn OneEighty Fund, and Marshfield Concentrated Opportunity Fund

Date	November 6, 2018

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	November 6, 2018

*	Print the name and title of each signing officer under his or her signature.